Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	Fifth & Pacific Companies, Inc.
Entity Central Index Key	0000352363
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Jan. 01, 2011
Current Assets:
Cash and cash equivalents	$ 179,936	$ 22,714
Accounts receivable - trade, net	119,551	208,081
Inventories, net	193,343	289,439
Deferred income taxes	165	3,916
Other current assets	58,750	87,773
Total current assets	551,745	611,923
Property and Equipment, Net	238,664	375,529
Goodwill and Intangibles, Net	118,873	228,110
Deferred Income Taxes		3,217
Other Assets	40,722	38,880
Total Assets	950,004	1,257,659
Current Liabilities:
Short-term borrowings	4,476	26,951
Convertible Senior Notes	60,270	74,542
Accounts payable	144,060	195,541
Accrued expenses	217,346	268,605
Income taxes payable	805	2,348
Deferred income taxes	16	4,893
Total current liabilities	426,973	572,880
Long-Term Debt	381,569	476,319
Other Non-Current Liabilities	236,696	197,357
Deferred Income Taxes	13,752	32,784
Commitments and Contingencies (Note 8)
Stockholders' Deficit:
Preferred stock, $0.01 par value, authorized shares - 50,000,000, issued shares - none
Common stock, $1.00 par value, authorized shares - 250,000,000, issued shares - 176,437,234	176,437	176,437
Capital in excess of par value	302,330	331,808
Retained earnings	1,246,063	1,417,785
Accumulated other comprehensive loss	(5,924)	(66,302)
Total Fifth & Pacific Companies, Inc. stockholders' deficit, excluding treasury stock	1,718,906	1,859,728
Common stock in treasury, at cost - 75,592,899 and 81,892,589 shares	(1,827,892)	(1,883,898)
Total Fifth & Pacific Companies, Inc. stockholders' deficit	(108,986)	(24,170)
Noncontrolling interest		2,489
Total stockholders' deficit	(108,986)	(21,681)
Total Liabilities and Stockholders' Deficit	$ 950,004	$ 1,257,659

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Jan. 01, 2011
CONSOLIDATED BALANCE SHEETS
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, authorized shares	50,000,000	50,000,000
Preferred stock, issued shares	0	0
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, authorized shares	250,000,000	250,000,000
Common stock, issued shares	176,437,234	176,437,234
Common stock in treasury, shares	75,592,899	81,892,589

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Jan. 02, 2010
Net Sales	$ 1,518,721	$ 1,623,235	$ 1,928,754
Cost of goods sold	709,330	831,939	1,073,565
Gross Profit	809,391	791,296	855,189
Selling, general & administrative expenses	904,619	849,968	1,006,361
Goodwill impairment			2,785
Impairment of other intangible assets	1,024	2,594	14,222
Operating Loss	(96,252)	(61,266)	(168,179)
Other income (expense), net	282	26,689	(6,827)
Gain on sales of trademarks, net	286,979
Gain on extinguishment of debt, net	5,157
Interest expense, net	(57,188)	(55,741)	(58,930)
Income (Loss) Before (Benefit) Provision for Income Taxes	138,978	(90,318)	(233,936)
(Benefit) provision for income taxes	(5,770)	9,044	(110,013)
Income (Loss) from Continuing Operations	144,748	(99,362)	(123,923)
Discontinued operations, net of income taxes	(316,435)	(152,947)	(182,487)
Net Loss	(171,687)	(252,309)	(306,410)
Net loss attributable to the noncontrolling interest		(842)	(681)
Net Loss Attributable to Fifth & Pacific Companies, Inc.	$ (171,687)	$ (251,467)	$ (305,729)
Earnings per Share, Basic:
Income (Loss) from Continuing Operations Attributable to Fifth & Pacific Companies, Inc. (in dollars per share)	$ 1.53	$ (1.05)	$ (1.31)
Net Loss Attributable to Fifth & Pacific Companies, Inc. (in dollars per share)	$ (1.81)	$ (2.67)	$ (3.26)
Earnings per Share, Diluted:
Income (Loss) from Continuing Operations Attributable to Fifth & Pacific Companies, Inc. (in dollars per share)	$ 1.28	$ (1.05)	$ (1.31)
Net Loss Attributable to Fifth & Pacific Companies, Inc. (in dollars per share)	$ (1.35)	$ (2.67)	$ (3.26)
Weighted Average Shares, Basic (in shares)	94,664	94,243	93,880
Weighted Average Shares, Diluted (in shares)	120,692	94,243	93,880

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE LOSS AND CHANGES IN CAPITAL ACCOUNTS (USD $) In Thousands, except Share data, unless otherwise specified	Total	Common Stock	Capital in Excess of Par Value	Retained Earnings	Accumulated Other Comprehensive Loss	Treasury Shares	Noncontrolling Interest	Comprehensive Loss
BALANCE at Jan. 03, 2009	$ 507,659	$ 176,437	$ 292,144	$ 1,975,082	$ (66,716)	$ (1,873,300)	$ 4,012
BALANCE (in shares) at Jan. 03, 2009		176,437,234				81,316,925
Increase (Decrease) in Stockholders' Equity
Net loss	(306,410)			(305,729)			(681)	(306,410)
Other comprehensive income (loss), net of income taxes	(2,655)				(2,655)			(2,655)
Comprehensive Loss	(309,065)							(309,065)
Issuance of Convertible Senior Notes, net	11,992		11,992
Restricted shares issued, net of cancellations and shares withheld for taxes	562		6,478			(5,916)
Restricted shares issued, net of cancellations and shares withheld for taxes (in shares)						171,979
Amortization - share-based compensation	8,744		8,744
Dividend equivalent units vested	(13)		(32)	(37)		56
Dividend equivalent units vested (in shares)						80
BALANCE at Jan. 02, 2010	219,879	176,437	319,326	1,669,316	(69,371)	(1,879,160)	3,331
BALANCE (in shares) at Jan. 02, 2010		176,437,234				81,488,984
Increase (Decrease) in Stockholders' Equity
Net loss	(252,309)			(251,467)			(842)	(252,309)
Other comprehensive income (loss), net of income taxes	3,069				3,069			3,069
Comprehensive Loss	(249,240)							(249,240)
Exercise of stock options	24		(18)			42
Exercise of stock options (in shares)						(5,000)
Restricted shares issued, net of cancellations and shares withheld for taxes	980		6,414			(5,434)
Restricted shares issued, net of cancellations and shares withheld for taxes (in shares)						408,403
Amortization - share-based compensation	6,939		6,939
Dividend equivalent units vested	(263)		(853)	(64)		654
Dividend equivalent units vested (in shares)						202
BALANCE at Jan. 01, 2011	(21,681)	176,437	331,808	1,417,785	(66,302)	(1,883,898)	2,489
BALANCE (in shares) at Jan. 01, 2011		176,437,234				81,892,589
Increase (Decrease) in Stockholders' Equity
Net loss	(171,687)			(171,687)				(171,687)
Other comprehensive income (loss), net of income taxes	60,378				60,378			60,378
Comprehensive Loss	(111,309)							(111,309)
Exercise of stock options	304		(211)			515
Exercise of stock options (in shares)						(61,375)
Restricted shares issued, net of cancellations and shares withheld for taxes	(95)		185			(280)
Restricted shares issued, net of cancellations and shares withheld for taxes (in shares)						(75,120)
Amortization - share-based compensation	5,811		5,811
Dividend equivalent units vested	(325)		(1,240)	(35)		950
Dividend equivalent units vested (in shares)						26
Exchange of Convertible Senior Notes, net	18,309		(36,512)			54,821
Exchange of Convertible Senior Notes, net (in shares)						(6,163,221)
Tendered subsidiary shares for noncontrolling interest			2,489				(2,489)
BALANCE at Dec. 31, 2011	$ (108,986)	$ 176,437	$ 302,330	$ 1,246,063	$ (5,924)	$ (1,827,892)
BALANCE (in shares) at Dec. 31, 2011		176,437,234				75,592,899

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Jan. 02, 2010
Net Loss	$ (171,687)	$ (252,309)	$ (306,410)
Other Comprehensive (Loss) Income, Net of Income Taxes:
Translation adjustment, including Euro Notes in 2011 and other instruments, net of income taxes of $905, $8,034 and $10,986, respectively	(4,279)	177	(1,126)
Write-off of translation adjustment in connection with liquidation of foreign subsidiaries	62,166
Unrealized (losses) gains on available-for-sale securities, net of income taxes of $0, $0 and $0, respectively	(126)	(55)	888
Change in fair value of cash flow hedging derivatives, net of income taxes of $(491), $1,342 and $(515), respectively	2,617	2,947	(2,417)
Comprehensive Loss	(111,309)	(249,240)	(309,065)
Comprehensive loss attributable to the noncontrolling interest		842	681
Comprehensive Loss Attributable to Fifth & Pacific Companies, Inc.	$ (111,309)	$ (248,398)	$ (308,384)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Jan. 02, 2010
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Translation adjustment, including Euro Notes in 2011 and other instruments, income taxes	$ 905	$ 8,034	$ 10,986
Unrealized (losses) gains on available-for-sale securities, income taxes	0	0	0
Change in fair value of cash flow hedging derivatives, income taxes	$ (491)	$ 1,342	$ (515)

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Jan. 02, 2010
Cash Flows from Operating Activities:
Net loss	$ (171,687)	$ (252,309)	$ (306,410)
Adjustments to arrive at income (loss) from continuing operations	316,435	152,947	182,487
Income (loss) from continuing operations	144,748	(99,362)	(123,923)
Adjustments to reconcile income (loss) from continuing operations to net cash (used in) provided by operating activities:
Depreciation and amortization	85,969	96,152	105,911
Impairment of goodwill and other intangible assets	1,024	2,594	17,007
Loss on asset disposals and impairments, including streamlining initiatives, net	34,238	19,617	34,806
Deferred income taxes	(6,171)	1,954	(8,911)
Share-based compensation	5,756	6,342	7,990
Foreign currency losses (gains), net	3,565	(24,636)
Gain on sales of trademarks, net	(286,979)
Gain on extinguishment of debt, net	(5,157)
Other, net	(1,563)	(950)	(104)
Changes in assets and liabilities:
Decrease in accounts receivable - trade, net	44,508	18,284	32,962
Decrease (increase) in inventories, net	25,538	(11,609)	118,115
Decrease (increase) in other current and non-current assets	2,840	(1,318)	23,591
Increase (decrease) in accounts payable	8,159	33,919	(55,539)
Increase (decrease) in accrued expenses and other non-current liabilities	60,944	(40,043)	90,036
Increase (decrease) in income taxes payable	1,769	169,771	(972)
Net cash used in operating activities of discontinued operations	(136,216)	(20,074)	(33,679)
Net cash (used in) provided by operating activities	(17,028)	150,641	207,290
Cash Flows from Investing Activities:
Proceeds from sales of property and equipment		8,257
Purchases of property and equipment	(73,653)	(56,737)	(44,273)
Net proceeds from dispositions	309,717
Payments for purchases of businesses		(5,000)	(5,000)
Payments for in-store merchandise shops	(3,459)	(2,992)	(7,185)
Investments in and advances to equity investees	(2,506)	(4,033)	(7,237)
Other, net	435	(683)	596
Net cash provided by (used in) investing activities of discontinued operations	77,419	(26,111)	(22,736)
Net cash provided by (used in) investing activities	307,953	(87,299)	(85,835)
Cash Flows from Financing Activities:
Short-term borrowings, net		(1,572)	(193,550)
Proceeds from borrowings under revolving credit agreement	651,507	506,940
Repayment of borrowings under revolving credit agreement	(671,907)	(525,427)
Proceeds from issuance of Senior Secured Notes	220,094
Proceeds from issuance of Convertible Senior Notes			90,000
Repayment of Euro Notes	(309,159)
Principal payments under capital lease obligations	(4,216)	(5,642)	(4,361)
Proceeds from exercise of stock options	304	24
Payment of deferred financing fees	(11,168)	(14,665)	(40,836)
Other, net	(805)
Net cash (used in) provided by financing activities of discontinued operations	(2,663)	(23,305)	22,946
Net cash used in financing activities	(128,013)	(63,647)	(125,801)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(5,690)	2,647	(713)
Net Change in Cash and Cash Equivalents	157,222	2,342	(5,059)
Cash and Cash Equivalents at Beginning of Year	22,714	20,372	25,431
Cash and Cash Equivalents at End of Year	$ 179,936	$ 22,714	$ 20,372

BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

NOTE 1:                                             BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Fifth & Pacific Companies, Inc. and its wholly-owned and majority-owned subsidiaries (the “Company”) are engaged primarily in the design and marketing of a broad range of apparel and accessories. The Company’s segment reporting structure reflects a brand-focused approach, designed to optimize the operational coordination and resource allocation of the Company’s businesses across multiple functional areas including specialty retail, retail outlets, concessions, wholesale apparel, wholesale non-apparel, e-commerce and licensing. During the fourth quarter of 2011, the Company determined that it would disaggregate its former Domestic-Based Direct Brands segment into three reportable segments, JUICY COUTURE, KATE SPADE and LUCKY BRAND. The operations of the Company’s former Partnered Brands segment have become the Adelington Design Group & Other segment. The four reportable segments described below represent the Company’s brand-based activities for which separate financial information is available and which is utilized on a regular basis by the Company’s chief operating decision maker (“CODM”) to evaluate performance and allocate resources. In identifying the Company’s reportable segments, the Company considered economic characteristics, as well as products, customers, sales growth potential and long-term profitability. As such, the Company reports its operations in four reportable segments, as follows:

·                  JUICY COUTURE segment — consists of the specialty retail, outlet, concession, wholesale apparel, wholesale non-apparel (including accessories, jewelry and handbags), e-commerce and licensing operations of the JUICY COUTURE brand.

·                  KATE SPADE segment — consists of the specialty retail, outlet, wholesale apparel, wholesale non-apparel, e-commerce and licensing operations of the KATE SPADE and JACK SPADE brands.

·                LUCKY BRAND segment — consists of the specialty retail, outlet, wholesale apparel, wholesale non-apparel, e-commerce and licensing operations of the LUCKY BRAND.

·                  Adelington Design Group & Other segment — consists of: (i) exclusive arrangements to supply jewelry for the DANA BUCHMAN, LIZ CLAIBORNE and MONET brands; (ii) the wholesale non-apparel operations of the TRIFARI brand and licensed KENSIE brand; (iii) the wholesale apparel and wholesale non-apparel operations of the licensed LIZWEAR brand and other brands; and (iv) the licensed LIZ CLAIBORNE NEW YORK brand.

The operations of the Company’s AXCESS brand concluded in Fall 2011 and the operations of its former licensed DKNY® Jeans family of brands concluded in January 2012. Each was included in the results of the Adelington Design Group & Other segment.

On November 2, 2011, the Company sold the global trademark rights for the LIZ CLAIBORNE family of brands and the trademark rights in the US and Puerto Rico for the MONET brand to J.C. Penney Corporation, Inc. (“JCPenney”) for $267.5 million. The transaction provided for the sale of domestic and international trademark rights for LIZ CLAIBORNE, CLAIBORNE, LIZ, LIZ & CO., CONCEPTS BY CLAIBORNE, LC, ELISABETH, LIZGOLF, LIZSPORT, LIZ CLAIBORNE NEW YORK and LIZWEAR and the sale of the trademark rights in the US and Puerto Rico for MONET. The LIZ CLAIBORNE NEW YORK and LIZWEAR trademarks are licensed back royalty-free to the Company until July 2020. Further, the Company serves as the exclusive supplier of jewelry to JCPenney for the LIZ CLAIBORNE and MONET brands. The transaction also included receipt by the Company of an advance of $20.0 million (refundable to JCPenney under certain circumstances) in exchange for its agreement to develop exclusive brands for JCPenney by Spring 2014.

On October 31, 2011, the Company completed a transaction (the “MEXX Transaction”) with affiliates of The Gores Group, LLC (“Gores”), pursuant to which the Company sold its global MEXX business to a company (“NewCo”) in which the Company indirectly holds an 18.75% interest and affiliates of Gores hold an 81.25% interest, for cash consideration, subject to working capital adjustments, of $85.0 million, including revolving credit facility debt that was assumed by NewCo. The operating loss associated with the Company’s former International-Based Direct Brands segment included allocated corporate expenses that could not be reported as discontinued operations and therefore were reported in the Company’s segment results.

On October 24, 2011, the Company sold its KENSIE, KENSIE GIRL and MAC & JAC trademarks to an affiliate of Bluestar Alliance LLC (“Bluestar”). On October 11, 2011, the Company sold its DANA BUCHMAN trademark to Kohl’s Corporation (“Kohl’s”). The aggregate cash proceeds of these two transactions were $39.8 million. The Company will serve as the exclusive supplier of jewelry to Kohl’s for the DANA BUCHMAN brand for two years. The Company also entered an exclusive license agreement to produce and sell jewelry under the KENSIE brand name.

During the second quarter of 2011, the Company initiated actions to exit its 277 MONET concessions in Europe. As of December 31, 2011, the Company completed substantially all of the planned closures.

In October 2010, the Company initiated actions to exit its 82 LIZ CLAIBORNE concessions in Europe. These actions included staff reductions and consolidation of office space. During the first quarter of 2011, the Company completed the closure of all such concessions, which included the exit and transfer of title to property and equipment of certain locations in exchange for a nominal fee.

During the third quarter of 2010, the Company announced a plan to exit 87 LIZ CLAIBORNE branded outlet stores in the US and Puerto Rico. The Company completed the closure of these stores in January 2011.

In January 2010, the Company entered into an agreement with Laura’s Shoppe (Canada) Ltd. and Laura’s Shoppe (P.V.) Inc. (collectively, “Laura Canada”), which included the assignment of 38 LIZ CLAIBORNE Canada store leases and transfer of title to certain property and equipment to Laura Canada in exchange for a net fee of approximately $7.9 million.

The activities of the Company’s global MEXX business, its KENSIE and MAC & JAC brand, its former LIZ CLAIBORNE Canada stores, closed LIZ CLAIBORNE outlet stores in the US and Puerto Rico, closed LIZ CLAIBORNE concessions in Europe and closed MONET concessions in Europe have been segregated and reported as discontinued operations for all periods presented. Certain amounts have been reclassified to conform to the current year presentation. The Company continues activities with the LIZ CLAIBORNE family of brands, MONET brand and DANA BUCHMAN brand and therefore the activities of those brands have not been presented as discontinued operations.

Summarized financial data for the aforementioned brands that are classified as discontinued operations are provided in Note 2 — Discontinued Operations.

On June 8, 1999, the Company acquired 85.0% of the equity of Lucky Brand Dungarees, Inc. (“Lucky Brand”), whose core business consists of the Lucky Brand Dungarees line of women and men’s denim-based sportswear. The total purchase price consisted of aggregate cash payments of $126.2 million and additional payments made from 2005 to 2010 totaling $70.0 million for 12.7% of the remaining equity of Lucky Brand. The aggregate purchase price for the remaining 2.3% of the original shares consisted of the following two installments: (i) a payment made in 2008 of $15.7 million that was based on a multiple of Lucky Brand’s 2007 earnings and (ii) a 2011 payment based on a multiple of Lucky Brand’s 2010 earnings, net of the 2008 payment. Based on Lucky Brand’s 2010 earnings, no final payment was required, and LUCKY BRAND became a wholly-owned subsidiary in January 2011.

PRINCIPLES OF CONSOLIDATION

The Consolidated Financial Statements include the accounts of the Company. All inter-company balances and transactions have been eliminated in consolidation.

USE OF ESTIMATES AND CRITICAL ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements. These estimates and assumptions also affect the reported amounts of revenues and expenses. Estimates by their nature are based on judgments and available information. Therefore, actual results could materially differ from those estimates under different assumptions and conditions.

Critical accounting policies are those that are most important to the portrayal of the Company’s financial condition and results of operations and require management’s most difficult, subjective and complex judgments as a result of the need to make estimates about the effect of matters that are inherently uncertain. The Company’s most critical accounting policies, discussed below, pertain to revenue recognition, income taxes, accounts receivable — trade, inventories, intangible assets, accrued expenses and share-based compensation. In applying such policies, management must use some amounts that are based upon its informed judgments and best estimates. Due to the uncertainty inherent in these estimates, actual results could differ from estimates used in applying the critical accounting policies. Changes in such estimates, based on more accurate future information, may affect amounts reported in future periods.

Revenue Recognition

The Company recognizes revenue from its wholesale, retail and licensing operations. Revenue within the Company’s wholesale operations is recognized at the time title passes and risk of loss is transferred to customers. Wholesale revenue is recorded net of returns, discounts and allowances. Returns and allowances require pre-approval from management. Discounts are based on trade terms. Estimates for end-of-season allowances are based on historical trends, seasonal results, an evaluation of current economic conditions and retailer performance. The Company reviews and refines these estimates on a monthly basis based on current experience, trends and retailer performance. The Company’s historical estimates of these costs have not differed materially from actual results. Retail store revenues are recognized net of estimated returns at the time of sale to consumers. Sales tax collected from customers is excluded from revenue. Proceeds received from the sale of gift cards are recorded as a liability and recognized as sales when redeemed by the holder. Licensing revenues, which amounted to $80.7 million, $61.2 million and $50.4 million during 2011, 2010 and 2009, respectively, are recorded based upon contractually guaranteed minimum levels and adjusted as actual sales data is received from licensees.

Income Taxes

Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as measured by enacted tax rates that are expected to be in effect in the periods when the deferred tax assets and liabilities are expected to be realized or settled. The Company also assesses the likelihood of the realization of deferred tax assets and adjusts the carrying amount of these deferred tax assets by a valuation allowance to the extent the Company believes it more likely than not that all or a portion of the deferred tax assets will not be realized. Many factors are considered when assessing the likelihood of future realization of deferred tax assets, including recent earnings results within taxing jurisdictions, expectations of future taxable income, the carryforward periods available and other relevant factors. Changes in the required valuation allowance are recorded in income in the period such determination is made. Significant judgment is required in determining the worldwide provision for income taxes. Changes in estimates may create volatility in the Company’s effective tax rate in future periods for various reasons including changes in tax laws or rates, changes in forecasted amounts and mix of pretax income (loss), settlements with various tax authorities, either favorable or unfavorable, the expiration of the statute of limitations on some tax positions and obtaining new information about particular tax positions that may cause management to change its estimates. In the ordinary course of a global business, the ultimate tax outcome is uncertain for many transactions. It is the Company’s policy to recognize the impact of an uncertain income tax position on its income tax return at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50.0% likelihood of being sustained. The tax provisions are analyzed periodically (at least quarterly) and adjustments are made as events occur that warrant adjustments to those provisions. The Company records interest expense and penalties payable to relevant tax authorities as income tax expense.

Accounts Receivable — Trade, Net

In the normal course of business, the Company extends credit to customers that satisfy pre-defined credit criteria. Accounts receivable — trade, net, as shown on the Consolidated Balance Sheets, is net of allowances and anticipated discounts. An allowance for doubtful accounts is determined through analysis of the aging of accounts receivable at the date of the financial statements, assessments of collectibility based on an evaluation of historical and anticipated trends, the financial condition of the Company’s customers and an evaluation of the impact of economic conditions. An allowance for discounts is based on those discounts relating to open invoices where trade discounts have been extended to customers. Costs associated with potential returns of products as well as allowable customer markdowns and operational charge backs, net of expected recoveries, are included as a reduction to sales and are part of the provision for allowances included in Accounts receivable — trade, net. These provisions result from seasonal negotiations with the Company’s customers as well as historical deduction trends, net of expected recoveries, and the evaluation of current market conditions. The Company’s historical estimates of these costs have not differed materially from actual results.

Inventories, Net

Inventories for seasonal, replenishment and on-going merchandise are recorded at the lower of actual average cost or market value. The Company continually evaluates the composition of its inventories by assessing slow-turning, ongoing product as well as prior seasons’ fashion product. Market value of distressed inventory is estimated based on historical sales trends for this category of inventory of the Company’s individual product lines, the impact of market trends and economic conditions and the value of current orders in-house relating to the future sales of this type of inventory. Estimates may differ from actual results due to quantity, quality and mix of products in inventory, consumer and retailer preferences and market conditions. The Company’s historical estimates of these costs and its provisions have not differed materially from actual results.

In the first quarter of 2009, the Company entered into a ten-year, buying/sourcing agency agreement with Li & Fung Limited (“Li & Fung”) (see Note 8 — Commitments and Contingencies). Pursuant to the agreement, the Company received a payment of $75.0 million at closing, which was recorded within Accrued expenses and Other non-current liabilities on the accompanying Consolidated Balance Sheets. Under the terms of the buying/sourcing agency agreement, the Company is subject to minimum purchase requirements based on the value of inventory purchased each year under the agreement. The 2009 licensing agreements with JCPenney and QVC, Inc. (“QVC”) (see Note 16 — Additional Financial Information) resulted in the removal of buying/sourcing for a number of LIZ CLAIBORNE branded products sold under these licenses from the Li & Fung buying/sourcing agreement. As a result, the Company refunded $24.3 million of the closing payment received from Li & Fung during the second quarter of 2010. The Company will reclassify up to $5.0 million per contract year of the $50.7 million net payment as a reduction of inventory cost as inventory is purchased using the buying/sourcing agent, up to the minimum requirement for the initial term of the agreement and subsequently reflect a reduction of Cost of goods sold as the inventory is sold.

Intangibles, Net

Intangible assets with indefinite lives are not amortized, but rather tested for impairment at least annually. The Company’s annual impairment test is performed as of the first day of the third fiscal quarter.

The fair values of purchased intangible assets with indefinite lives, primarily trademarks and tradenames, are estimated and compared to their carrying values. The Company estimates the fair value of these intangible assets based on an income approach using the relief-from-royalty method. This methodology assumes that, in lieu of ownership, a third party would be willing to pay a royalty in order to exploit the related benefits of these types of assets. This approach is dependent on a number of factors, including estimates of future growth and trends, royalty rates in the category of intellectual property, discount rates and other variables. The Company bases its fair value estimates on assumptions it believes to be reasonable, but which are unpredictable and inherently uncertain. Actual future results may differ from those estimates. The Company recognizes an impairment loss when the estimated fair value of the intangible asset is less than the carrying value.

The recoverability of the carrying values of all intangible assets with finite lives is re-evaluated when events or changes in circumstances indicate an asset’s value may be impaired. Impairment testing is based on a review of forecasted operating cash flows and the profitability of the related brand. If such analysis indicates that the carrying value of these assets is not recoverable, the carrying value of such assets is reduced to fair value through a charge to the Consolidated Statement of Operations.

Intangible assets with finite lives are amortized over their respective lives to their estimated residual values. Trademarks with finite lives are amortized over their estimated useful lives. Intangible merchandising rights are amortized over a period of 3 to 4 years. Customer relationships are amortized assuming gradual attrition over periods ranging from 12 to 14 years.

The Company classifies gains and losses on the sales of trademarks as Other income (expense), net.

As a result of the impairment analysis performed in connection with the Company’s purchased trademarks with indefinite lives, no impairment charges were recorded during 2011, 2010 or 2009.

During 2011, the Company recorded non-cash impairment charges of $1.0 million primarily within its Adelington Design Group & Other segment principally related to merchandising rights of its MONET and former licensed DKNY® Jeans brands due to decreased use of such intangible assets.

During 2010, the Company recorded non-cash impairment charges of $2.6 million primarily within its Adelington Design Group & Other segment principally related to merchandising rights of its LIZ CLAIBORNE and former licensed DKNY® Jeans brands due to decreased use of such intangible assets.

Also, as a result of the decline in actual and projected performance and cash flows of the former licensed DKNY® Jeans and DKNY® Active brands during 2009, the Company determined the carrying value of the related licensed trademark intangible asset exceeded its estimated fair value and recorded a non-cash impairment charge of $9.5 million. In addition, as a result of the Company’s entering into the 2009 license agreements with JCPenney and QVC (see Note 16 — Additional Financial Information), the Company performed an impairment analysis of its LIZ CLAIBORNE merchandising rights. The decreased use of such intangible assets resulted in the recognition of a non-cash impairment charge of $4.5 million to reduce the carrying value of the merchandising rights to their estimated fair value.

Accrued Expenses

Accrued expenses for employee insurance, workers’ compensation, contracted advertising and other outstanding obligations are assessed based on claims experience and statistical trends, open contractual obligations and estimates based on projections and current requirements. If these trends change significantly, then actual results would likely be impacted.

Share-Based Compensation

The Company recognizes compensation expense based on the fair value of employee share-based awards, including stock options and restricted stock, net of estimated forfeitures. Determining the fair value of options at the grant date requires judgment, including estimating the expected term that stock options will be outstanding prior to exercise, the associated volatility and the expected dividends. Judgment is required in estimating the amount of share-based awards expected to be forfeited prior to vesting. If actual forfeitures differ significantly from these estimates, share-based compensation expense could be materially impacted.

OTHER SIGNIFICANT ACCOUNTING POLICIES

Fair Value Measurements

The Company applies the relevant accounting guidance on fair value measurements to (i) all financial instruments that are being measured and reported on a fair value basis; (ii) non-financial assets and liabilities measured and reported at fair value on a non-recurring basis; and (iii) disclosures of fair value of certain financial assets and liabilities.

The following fair value hierarchy is used in selecting inputs for those instruments measured at fair value that distinguishes between assumptions based on market data (observable) and the Company’s assumptions (unobservable inputs). The hierarchy consists of three levels.

Level 1 — Quoted market prices in active markets for identical assets or liabilities;

Level 2 — Inputs other than Level 1 inputs that are either directly or indirectly observable; and

Level 3 — Unobservable inputs developed using estimates and assumptions developed by the Company, which reflect those that a market participant would use.

Fair value measurement for the Company’s assets assumes the highest and best use (the use that generates the highest returns individually or as a group) for the asset by market participants, considering the use of the asset that is physically possible, legally permissible, and financially feasible at the measurement date. This applies even if the intended use of the asset by the Company is different.

Fair value measurement for the Company’s liabilities assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to the liability is the same before and after the transaction. Nonperformance risk refers to the risk that the obligation will not be fulfilled and includes the Company’s own credit risk.

The Company has chosen not to elect the fair value measurement option for any instruments not required to be measured at fair value on a recurring basis.

Cash and Cash Equivalents

All highly liquid investments with an original maturity of three months or less at the date of purchase are classified as cash equivalents.

Property and Equipment, Net

Property and equipment is stated at cost less accumulated depreciation and amortization. Buildings and building improvements are depreciated using the straight-line method over their estimated useful lives of 20 to 39 years. Machinery and equipment and furniture and fixtures are depreciated using the straight-line method over their estimated useful lives of three to seven years. Leasehold improvements are depreciated over the shorter of the remaining lease term or the estimated useful lives of the assets. Improvements are capitalized and depreciated in accordance with the Company’s policies; costs for maintenance and repairs are expensed as incurred. Leased property meeting certain capital lease criteria is capitalized and the present value of the related lease payments is recorded as a liability. Amortization of capitalized leased assets is recorded on the straight-line method over the shorter of the estimated useful life of the asset or the initial lease term. The Company recognizes a liability for the fair value of an asset retirement obligation (“ARO”) if the fair value can be reasonably estimated. The Company’s ARO’s are primarily associated with the removal and disposal of leasehold improvements at the end of a lease term when the Company is contractually obligated to restore a facility to a condition specified in the lease agreement. Amortization of ARO’s is recorded on a straight-line basis over the lease term.

The Company capitalizes the costs of software developed or obtained for internal use. Capitalization of software developed or obtained for internal use commences during the development phase of the project. The Company amortizes software developed or obtained for internal use on a straight-line basis over five years, when such software is substantially ready for use.

The Company evaluates the recoverability of property and equipment if circumstances indicate an impairment may have occurred. This analysis is performed by comparing the respective carrying values of the assets to the current and expected future cash flows to be generated from such assets, on an undiscounted basis. If such analysis indicates that the carrying value of these assets is not recoverable, the carrying value of the impaired assets is reduced to fair value through a charge to the Company’s Consolidated Statement of Operations.

The Company recorded pretax charges of $26.5 million in 2011, $10.5 million in 2010 and $28.1 million in 2009 to reduce the carrying values of certain property and equipment to their estimated fair values (see Note 10 — Fair Value Measurements).

Operating Leases

The Company leases office space, retail stores and distribution facilities. Many of these operating leases provide for tenant improvement allowances, rent increases and/or contingent rent provisions. Rental expense is recognized on a straight-line basis commencing with the possession date of the property, which is typically the earlier of the lease commencement date or the date when the Company takes possession of the property. Certain store leases include contingent rents that are based on a percentage of retail sales over stated thresholds. Tenant allowances are amortized on a straight-line basis over the life of the lease as a reduction of rent expense and are included in Selling, general & administrative expenses (“SG&A”).

The Company leases retail stores under leases with terms that are typically five or ten years. The Company amortizes rental abatements, construction allowances and other rental concessions classified as deferred rent on a straight-line basis over the initial term of the lease. The initial lease term can include one renewal under limited circumstances if the renewal is reasonably assured, based on consideration of all of the following factors: (i) a written renewal at the Company’s option or an automatic renewal; (ii) there is no minimum sales requirement that could impair the Company’s ability to renew; (iii) failure to renew would subject the Company to a substantial penalty; and (iv) there is an established history of renewals in the format or location.

Derivative Instruments

The Company’s derivative instruments are recorded in the Consolidated Balance Sheets as either an asset or liability and measured at their fair value. The changes in a derivative’s fair value are recognized either currently in earnings or Accumulated other comprehensive loss, depending on whether the derivative qualifies for hedge accounting treatment. The Company tests each derivative for effectiveness at inception of each hedge and at the end of each reporting period.

From time to time the Company uses foreign currency forward contracts and options for the purpose of hedging the specific exposure to variability in forecasted cash flows associated primarily with inventory purchases. These instruments are designated as cash flow hedges. To the extent the hedges are highly effective, the effective portion of the changes in fair value are included in Accumulated other comprehensive loss, net of income taxes, with the corresponding asset or liability recorded in the Consolidated Balance Sheet. The ineffective portion of the cash flow hedge is recognized primarily as a component of Cost of goods sold in current period earnings. Amounts recorded in Accumulated other comprehensive loss are reflected in current period earnings when the hedged transaction affects earnings. If fluctuations in the relative value of the currencies involved in the hedging activities were to move dramatically, such movement could impact the Company’s results of operations.

Prior to the sale of the global MEXX business, the Company hedged its net investment position in certain euro-denominated functional currency subsidiaries by borrowing directly in foreign currency and designating a portion of foreign currency debt as a hedge of net investments. The foreign currency transaction gain or loss recognized for the effective portion of a foreign currency denominated debt instrument that was designated as the hedging instrument in a net investment hedge was recorded as a translation adjustment. The Company has at times used derivative instruments to hedge the changes in the fair value of debt due to interest rates, with the change in fair value recognized currently in Interest expense, net, together with the change in fair value of the hedged item attributable to interest rates.

Occasionally, the Company purchases short-term foreign currency contracts to neutralize quarter-end balance sheet and other expected exposures. These derivative instruments do not qualify as cash flow hedges and are recorded at fair value with all gains or losses recognized as a component of SG&A or Other income (expense), net in current period earnings (see Note 11 — Derivative Instruments).

Foreign Currency Translation

Assets and liabilities of non-US subsidiaries are translated at period-end exchange rates. Revenues and expenses for each month are translated using that month’s average exchange rate and then are combined for the period totals. Resulting translation adjustments are included in Accumulated other comprehensive loss. Gains and losses on translation of intercompany loans with foreign subsidiaries of a long-term investment nature are also included in this component of Stockholders’ deficit.

Foreign Currency Transactions

Outstanding balances in foreign currencies are translated at the end of period exchange rates. The resulting exchange differences are recorded in the Consolidated Statements of Operations or Accumulated other comprehensive loss, as appropriate.

Cost of Goods Sold

Cost of goods sold for wholesale operations includes the expenses incurred to acquire and produce inventory for sale, including product costs, freight-in, import costs, third party inspection activities, buying/sourcing agent commissions and provisions for shrinkage. For retail operations, in-bound freight from the Company’s warehouse to its own retail stores is also included. Warehousing activities including receiving, storing, picking, packing and general warehousing charges are included in SG&A and, as such, the Company’s gross profit may not be comparable to others who may include these expenses as a component of Cost of goods sold.

Advertising, Promotion and Marketing

All costs associated with advertising, promoting and marketing of Company products are expensed during the periods when the activities take place. Costs associated with cooperative advertising programs involving agreements with customers, whereby customers are required to provide documentary evidence of specific performance and when the amount of consideration paid by the Company for these services is at or below fair value, are charged to SG&A. Costs associated with customer cooperative advertising allowances without specific performance guidelines are recorded as a reduction of sales. The Company incurred expenses of $49.3 million, $53.4 million and $57.9 million for advertising, marketing & promotion for all brands in 2011, 2010 and 2009, respectively.

Shipping and Handling Costs

Shipping and handling costs, which are mostly comprised of warehousing activities, are included as a component of SG&A in the Consolidated Statements of Operations. In fiscal years 2011, 2010 and 2009, shipping and handling costs were $38.8 million, $46.3 million and $69.3 million, respectively.

Investments in Unconsolidated Subsidiaries

The Company uses the equity method of accounting for its investments in and its proportionate share in earnings of affiliates that it does not control, but over which it exerts significant influence (see Note 19 — Related Party Transactions). The Company considers whether the fair value of its equity method investments has declined below carrying value whenever adverse events or changes in circumstances indicate the recorded value may not be recoverable.

The Company uses the cost method of accounting for its investment in an affiliate that it does not control and over which the Company does not exert significant influence (see Note 19 — Related Party Transactions). The Company evaluates such investment for other-than-temporary impairment due to changes in circumstances and if such changes are likely to have a significant adverse effect which may indicate an impairment of the investment. If an impairment indicator is present, the Company estimates the fair value of the cost method investment to determine whether the investment is actually impaired. If the investment is impaired, the Company determines whether the impairment is considered other-than-temporary.

Cash Dividends and Common Stock Repurchases

On December 16, 2008, the Board of Directors announced the suspension of the Company’s quarterly cash dividend indefinitely.

The Company’s amended and restated revolving credit agreement currently restricts its ability to pay dividends and repurchase stock (see Note 9 — Debt and Lines of Credit).

Fiscal Year

The Company’s fiscal year ends on the Saturday closest to December 31. The 2011, 2010 and 2009 fiscal years, which ended on December 31, 2011, January 1, 2011 and January 2, 2010, respectively, reflected 52-week periods.

Subsequent Events

The Company’s policy is to evaluate all events or transactions that occur from the balance sheet date through the date of the issuance of its financial statements. The Company has evaluated events or transactions that occurred from the balance sheet date through the date the Company issued these financial statements (see Note 23 — Subsequent Events).

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

On December 31, 2011, the Company adopted new accounting guidance on multi-employer defined benefit pension plans, which required additional disclosures about an employer’s participation in a multi-employer pension plan. The additional disclosures required by the employer are: (i) detailed information for significant multi-employer plans in which the employer participates; (ii) level of participation, including contributions to significant plans in excess of five percent of total contributions made by all contributing employers; (iii) the financial health and funded status of the plan as well as whether the plan has imposed surcharges on contributions to the plan; and (iv) the nature of the employer’s commitments to the plan and details of collective-bargaining agreements. The adoption of the new accounting guidance did not affect the Company’s financial position, results of operations or cash flows (see Note 8 — Commitments and Contingencies).

On January 1, 2012, the Company adopted new accounting guidance on comprehensive income, which revises the presentation of comprehensive income in financial statements. The revised presentation required the Company to disclose the total of comprehensive income, the components of net income and the components of other comprehensive income in either (i) a continuous statement of comprehensive income or (ii) as two separate but consecutive statements. The adoption and retrospective application of the new accounting guidance did not affect the Company’s financial position, results of operations or cash flows (see Consolidated Statements of Comprehensive Loss).

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

NOTE 2:                                             DISCONTINUED OPERATIONS

The Company has completed various disposal transactions including: (i) the assignment of 38 LIZ CLAIBORNE Canada store leases and transfer of title to certain property and equipment in 2010; (ii) the closure of the LIZ CLAIBORNE branded outlet stores in the US and Puerto Rico in January 2011; (iii) the completion of the exit of its LIZ CLAIBORNE concessions in Europe in the first quarter of 2011; (iv) the closure of MONET concessions in Europe; (v) the sale of an 81.25% interest in the global MEXX business; and (vi) the sale of KENSIE, KENSIE GIRL and MAC & JAC trademarks.

The Company recorded pretax charges of $236.1 million, $30.9 million and $5.4 million ($222.2 million, $27.5 million and $4.9 million, after tax) in 2011, 2010 and 2009, respectively, to reflect the estimated difference between the carrying value of the net assets disposed and their estimated fair value, less costs to dispose, including transaction costs.

Summarized results of discontinued operations are as follows:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands
Net sales	$692,258	$952,415	$1,083,698
Loss before provision (benefit) for income taxes	$(90,772)	$(127,245)	$(176,701)
Provision (benefit) for income taxes	3,417	(1,786)	887
Loss from discontinued operations, net of income taxes	$(94,189)	$(125,459)	$(177,588)
Loss on disposal of discontinued operations, net of income taxes	$(222,246)	$(27,488)	$(4,899)

For the years ended December 31, 2011, January 1, 2011 and January 2, 2010, the Company recorded charges of $40.7 million, $31.1 million and $50.7 million, respectively, related to its streamlining initiatives within Discontinued operations, net of income taxes.

INVENTORIES, NET	12 Months Ended
Dec. 31, 2011
INVENTORIES, NET
INVENTORIES, NET

NOTE 3:                                             INVENTORIES, NET

Inventories, net consisted of the following:

	December 31, 2011	January 1, 2011
In thousands
Raw materials and work in process	$230	$2,434
Finished goods	193,113	287,005
Total(a)	$193,343	$289,439

(a)

The decrease in the balance compared to January 1, 2011, primarily reflected the sale of an 81.25% interest in the global MEXX business (see Note 1 — Basis of Presentation and Significant Accounting Policies).

PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 4:                                             PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	December 31, 2011	January 1, 2011
In thousands
Land and buildings(a)	$72,009	$67,207
Machinery and equipment(b)	233,540	316,569
Furniture and fixtures(b)	127,913	261,709
Leasehold improvements(b)	249,734	488,663
	683,196	1,134,148
Less: Accumulated depreciation and amortization(b)	444,532	758,619
Total property and equipment, net	$238,664	$375,529

(a)

The increase in the balance compared to January 1, 2011 primarily reflected the purchase of the underlying assets of the Ohio distribution center in the second quarter of 2011 under the terms of the previously existing synthetic lease agreement, partially offset by the sale of an 81.25% interest in the global MEXX business (see Note 1 — Basis of Presentation and Significant Accounting Policies).

(b)

The decrease in the balance compared to January 1, 2011 primarily reflected the sale of an 81.25% interest in the global MEXX business (see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 2 — Discontinued Operations).

Depreciation and amortization expense on property and equipment for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, was $66.0 million, $65.6 million and $71.6 million, respectively, which included depreciation for property and equipment under capital leases of $3.8 million, $4.8 million and $4.8 million, respectively. Machinery and equipment under capital leases was $22.6 million and $30.4 million as of December 31, 2011 and January 1, 2011, respectively.

GOODWILL AND INTANGIBLES, NET	12 Months Ended
Dec. 31, 2011
GOODWILL AND INTANGIBLES, NET
GOODWILL AND INTANGIBLES, NET

NOTE 5:                                             GOODWILL AND INTANGIBLES, NET

The following tables disclose the carrying value of all the intangible assets:

	Weighted Average Amortization Period	December 31, 2011	January 1, 2011
In thousands
Amortized intangible assets:
Gross carrying amount:
Owned trademarks	4 years	$1,479	$1,479
Customer relationships(a)	13 years	9,478	12,319
Merchandising rights(b)	4 years	17,742	29,048
Other	4 years	2,322	2,322
Subtotal	7 years	31,021	45,168
Accumulated amortization:
Owned trademarks		(1,112)	(753)
Customer relationships		(5,426)	(4,453)
Merchandising rights		(12,837)	(21,744)
Other		(1,792)	(1,643)
Subtotal		(21,167)	(28,593)
Net:
Owned trademarks		367	726
Customer relationships		4,052	7,866
Merchandising rights		4,905	7,304
Other		530	679
Total amortized intangible assets, net		9,854	16,575
Unamortized intangible assets:
Owned trademarks(c)		107,500	210,127
Total intangible assets		117,354	226,702
Goodwill		1,519	1,408
Total goodwill and intangibles, net		$118,873	$228,110

(a)	The decrease in the balance compared to January 1, 2011 primarily reflected the sale of the customer relationships associated with the Company’s former KENSIE and MAC & JAC brands.

(b)

The decrease in the balance compared to January 1, 2011 primarily reflected the sale of an 81.25% interest in the global MEXX business and included non-cash impairment charges of $1.0 million primarily within the Company’s Adelington Design Group & Other segment related to the merchandising rights of its former MONET and former licensed DKNY ® Jeans brands (see Note 1 — Basis of Presentation and Significant Accounting Policies).

(c)

The decrease in the balance compared to January 1, 2011 primarily reflected the sale of an 81.25% interest in the global MEXX business, the sale of the MONET trademark rights in the US and Puerto Rico and the sale of the

KENSIE, KENSIE GIRL and MAC & JAC trademarks (see Note 1 — Basis of Presentation and Significant Accounting Policies).

Amortization expense of intangible assets was $4.4 million, $5.6 million and $14.7 million for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, respectively.

The estimated amortization expense of intangible assets for the next five years is as follows:

Fiscal Year	Amortization Expense
(In millions)
2012	$2.9
2013	2.0
2014	1.6
2015	0.9
2016	0.5

The changes in carrying amount of goodwill for the years ended December 31, 2011 and January 1, 2011 were as follows:

Adelington Design Group & Other
In thousands
Balance as of January 2, 2010	$—
Additional purchase price — Mac & Jac	1,408
Balance as of January 1, 2011	1,408
Additional purchase price — Mac & Jac	179
Translation adjustment	(68)
Balance as of December 31, 2011	$1,519

In the second quarter of 2011, the Company paid $1.6 million of additional purchase price related to its contingent earn-out obligation to the former owners of MAC & JAC.

During 2009, the Company recorded a pretax goodwill impairment charge of $2.8 million associated with contingent consideration for its acquisition of MAC & JAC.

ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES
ACCRUED EXPENSES

NOTE 6:                                             ACCRUED EXPENSES

Accrued expenses consisted of the following:

	December 31, 2011	January 1, 2011
In thousands
Streamlining initiatives	$43,087	$30,838
Lease obligations	35,065	43,510
Payroll, bonuses and other employment related obligations	28,221	30,370
Taxes, other than taxes on income	19,753	21,692
Employee benefits	11,314	25,243
Deferred income(a)	10,949	14,280
Insurance related	10,011	9,290
Interest	9,238	12,881
Advertising	7,731	12,605
Fair value of derivatives	—	3,463
Acquisition related obligations	—	1,408
Other	41,977	63,025
Total(b)	$217,346	$268,605

(a)	The long-term portion of deferred income of $74.5 million on December 31, 2011 is included within Other non-current liabilities on the accompanying Consolidated Balance Sheet.

(b)                                     The decrease in the balance compared to January 1, 2011 primarily reflected the sale of an 81.25% interest in the global MEXX business (see Note 1 — Basis of Presentation and Significant Accounting Policies).

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

NOTE 7:                                             INCOME TAXES

Income (loss) before (benefit) provision for income taxes consisted of the following:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands
United States	$139,319	$(82,993)	$(240,015)
International	(341)	(7,325)	6,079
Total	$138,978	$(90,318)	$(233,936)

The (benefit) provision for income taxes was as follows:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands
Current:
Federal	$1,981	$4,687	$(106,978)
Foreign	1,497	873	862
State and local	(3,077)	(346)	5,014
Total Current	401	5,214	(101,102)
Deferred:
Federal	(4,107)	2,881	(6,442)
Foreign	(1,634)	172	(200)
State and local	(430)	777	(2,269)
Total Deferred	(6,171)	3,830	(8,911)
	$(5,770)	$9,044	$(110,013)

Fifth & Pacific Companies, Inc. and its US subsidiaries file a consolidated federal income tax return. Deferred income tax assets and liabilities represent the tax effects of revenues, costs and expenses, which are recognized for tax purposes in different periods from those used for financial statement purposes.

The effective income tax rate differed from the statutory federal income tax rate as follows:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
Federal tax provision (benefit) at statutory rate	35.0%	(35.0)%	(35.0)%
State and local income taxes, net of federal benefit	(2.4)	0.5	1.2
Impairments of intangible and other assets	(42.2)	—	(16.5)
Sales of interest in subsidiaries and other assets	(49.9)	—	—
Increase in valuation allowance	52.1	39.7	(3.1)
Tax on unrecognized tax benefits	1.4	2.2	3.9
Rate differential on foreign income	1.0	4.0	(0.6)
Other, net	0.8	(1.4)	3.1
	(4.2)%	10.0%	(47.0)%

The components of net deferred taxes arising from temporary differences as of December 31, 2011 and January 1, 2011 were as follows:

	December 31, 2011	January 1, 2011
In thousands
Deferred tax assets:
Inventory valuation	$4,313	$7,177
Streamlining initiatives	15,961	7,968
Deferred compensation	2,274	2,463
Nondeductible accruals	73,155	69,476
Share-based compensation	15,603	16,654
Net operating loss carryforward	222,239	273,051
Tax credit carryforward	27,940	27,940
Goodwill	54,519	64,450
Consolidated partnerships	5,250	7,436
Noncontrolling interest	73,863	—
Other	22,459	19,428
Total deferred tax assets	517,576	496,043
Deferred tax liabilities:
Unrealized gains	(297)	(2,205)
Trademarks and other intangibles	(15,394)	(39,884)
Property and equipment	(20,743)	(31,643)
Total deferred tax liabilities	(36,434)	(73,732)
Less: Valuation allowance	(494,745)	(452,855)
Net deferred tax liability	$(13,603)	$(30,544)

As of December 31, 2011, the Company and its domestic subsidiaries had net operating loss and foreign tax credit carryforwards of $454.5 million (federal tax effected amount of $159.0) and $27.9 million, respectively, for federal income tax purposes that will reduce future federal taxable income. The net operating loss and foreign tax credit carryforwards for federal income tax purposes will expire in 2031 and 2019, respectively.

As of December 31, 2011, the Company and certain of its domestic subsidiaries recorded a $57.5 million deferred tax asset related to net operating loss carryforwards for state income tax purposes that will reduce future state taxable income. The net operating loss carryforwards for state income tax purposes begin to expire in 2012.

As of December 31, 2011, certain of the Company’s foreign subsidiaries recorded a $5.7 million deferred tax asset related to net operating loss carryforwards for foreign income tax purposes that will reduce future foreign taxable income. The net operating loss carryforwards for foreign income tax purposes begin to expire in 2014.

As of December 31, 2011, the Company had total deferred tax assets related to net operating loss carryforwards of $222.2 million, of which $159.0 million, $57.5 million and $5.7 million were attributable to federal, domestic state and local, and foreign subsidiaries, respectively.

As of December 31, 2011, the Company and its subsidiaries recorded valuation allowances in the amount of $494.7 million against its net operating loss and other deferred tax assets due to the combination of its history of pretax losses and the Company’s ability to carry forward or carry back tax losses or credits. This represents a total increase in the valuation allowance of $41.9 million compared to the balance at January 1, 2011.

The Company has not provided for deferred taxes on the outside basis difference in its investments in foreign subsidiaries that are essentially permanent in duration. As of December 31, 2011, there were no unremitted earnings. It is not practicable to determine the amount of income taxes that would be payable in the event such outside basis differences reverse or unremitted earnings are repatriated.

Changes in the amounts of unrecognized tax benefits are summarized as follows:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands
Balance as of January 1, 2011	$107,932	$83,574	$20,149
Increases from prior period positions	565	22,835	10,865
Decreases from prior period positions	(5,458)	(979)	(111)
Increases from current period positions	973	3,212	53,209
Decreases relating to settlements with taxing authorities	—	(30)	(538)
Reduction due to the lapse of the applicable statute of limitations	(30)	(680)	—
Balance as of December 31, 2011(a)	$103,982	$107,932	$83,574

(a)                                      As of December 31, 2011 and January 1, 2011, liabilities associated with the amounts are included within Income taxes payable and Other non-current liabilities on the accompanying Consolidated Balance Sheets.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the provision for income taxes. For the year ended December 31, 2011, the Company increased its accrual for interest by $1.2 million and decreased its accrual for penalties $0.1 million, respectively. For the year ended January 1, 2011, the Company increased its accruals for interest and penalties by $2.3 million and $1.5 million, respectively. For the year ended January 2, 2010, the Company did not materially change its accrual for interest and penalties. At December 31, 2011 and January 1, 2011, the accrual for interest and penalties was $6.6 million and $5.4 million and $2.4 million and $2.5 million, respectively.

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $103.9 million. The Company expects to reduce the liability for unrecognized tax benefits by an amount between $3.5 million and $5.4 million within the next 12 months due to either settlement or the expiration of the statute of limitations.

The Company files tax returns in the US Federal jurisdiction and various state and foreign jurisdictions. A number of years may elapse before an uncertain tax position, for which the Company has unrecognized tax benefits, is audited and finally resolved. While it is difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company believes that the unrecognized tax benefits reflect the most likely outcome. These unrecognized tax benefits, as well as the related interest, are adjusted in light of changing facts and circumstances. Favorable resolution would be recognized as a reduction to the effective tax rate in the period of resolution.

The number of years with open tax audits varies depending upon the tax jurisdiction. The major tax jurisdictions include the US and the Netherlands. The Company is no longer subject to US Federal examination by the Internal Revenue Service (“IRS”) for the years before 2006 and, with a few exceptions, this applies to tax examinations by state authorities for the years before 2005. As a result of the US Federal tax law change extending the carryback period from two to five years and the Company’s carryback of its 2009 tax loss to 2004 and 2005, the IRS has the ability to re-open its past examinations of 2004 and 2005. The Company is no longer subject to income tax examination by the Dutch tax authorities for years before 2005.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 8:                                             COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office, showroom, warehouse/distribution, retail space and computers and other equipment under various non-cancelable operating lease agreements, which expire through 2024. Rental expense for 2011, 2010 and 2009 was $128.2 million, $127.4 million and $136.9 million, respectively, excluding certain costs such as real estate taxes and common area maintenance.

At December 31, 2011, minimum aggregate rental commitments under non-cancelable operating and capital leases were as follows:

								Long-Term
Fiscal Year	2012	2013	2014	2015	2016	Thereafter	Total	Interest	Principal
In millions
Operating Leases	$101.7	$93.6	$89.0	$83.2	$72.6	$185.1	$625.2	$—	$—
Capital Leases	4.9	4.5	—	—	—	—	9.4	0.1	4.4

Certain rental commitments have renewal options extending through the fiscal year 2024. Some of these renewals are subject to adjustments in future periods. Many of the leases call for additional charges, some of which are based upon various escalations, and, in the case of retail leases, the gross sales of the individual stores above base levels. Future rental commitments for leases have not been reduced by minimum non-cancelable sublease rentals aggregating $28.1 million.

In connection with the disposition of the LIZ CLAIBORNE Canada retail stores, the LIZ CLAIBORNE branded outlet stores in the US and Puerto Rico and certain MEXX Canada retail stores (see Note 2 — Discontinued Operations), an aggregate of 153 store leases were assigned to third parties, for which the Company remains secondarily liable for the remaining obligations on 139 such leases. As of December 31, 2011, the future aggregate payments under these leases amounted to $226.4 million and extended to various dates through 2025.

Buying/Sourcing

During the first quarter of 2009, the Company entered into an agreement with Hong Kong-based, global consumer goods exporter Li & Fung, whereby Li & Fung was appointed as the Company’s buying/sourcing agent for all of the Company’s brands and products (other than jewelry) and the Company received a payment of $75.0 million at closing and an additional payment of $8.0 million in the second quarter of 2009 to offset specific, incremental, identifiable expenses associated with the transaction. The Company’s agreement with Li & Fung provides for a refund of a portion of the closing payment in certain limited circumstances, including a change of control of the Company, the divestiture of any current brand, or certain termination events. The Company is also obligated to use Li & Fung as its buying/sourcing agent for a minimum value of inventory purchases each year through the termination of the agreement in 2019. The 2009 licensing arrangements with JCPenney in the US and Puerto Rico and QVC resulted in the removal of buying/sourcing for a number of LIZ CLAIBORNE branded products sold under these licenses from the Li & Fung buying/sourcing arrangement. As a result, under its agreement with Li & Fung, the Company refunded $24.3 million of the closing payment received from Li & Fung in the second quarter of 2010. The Company is currently in discussions with Li & Fung regarding a potential refund in connection with the Company’s sale of the KENSIE, KENSIE GIRL and MAC & JAC trademarks and the early termination of the Company’s former DKNY® Jeans and DKNY® Active license. The Company does not believe any such amount will be material in the aggregate. In addition, the Company’s agreement with Li & Fung is not exclusive; however, the Company is required to source a specified percentage of product purchases from Li & Fung.

Other

No single customer accounted for a significant portion of net sales in 2011. The Company does not believe that any concentration of credit risk represents a material risk of loss with respect to its financial position as of December 31, 2011.

On November 21, 2006, the Company entered into an off-balance sheet financing arrangement with a financial institution (commonly referred to as a “synthetic lease”) to refinance the purchase of various land and real property improvements associated with warehouse and distribution facilities in Ohio and Rhode Island totaling $32.8 million. This synthetic lease arrangement expired on May 31, 2011. The lease included guarantees by the Company for a substantial portion of the financing and options to purchase the facilities at original cost; the maximum guarantee was approximately $27.0 million. The lessor’s risk included an initial capital investment in excess of 10.0% of the total value of the lease, which was at risk during the entire term of the lease. The equipment portion of the original synthetic lease was sold to another financial institution and leased back to the Company through a seven-year capital lease totaling $30.6 million.

The Company closed its Rhode Island distribution facility in May 2010. In June 2010, the Company paid $4.8 million and received $2.8 million of proceeds, each in connection with its former Rhode Island distribution center, which was financed under the synthetic lease. Pursuant to the terms of the synthetic lease, the Company purchased the Ohio distribution center for $28.2 million in the second quarter of 2011. The Company previously recognized its guarantee obligation of $5.2 million under the terms of the synthetic lease for the Ohio distribution center.

In the second quarter of 2011, the Company initiated actions to close its Ohio distribution center, which will result in the termination of all or a significant portion of its union employees (see Note 12 — Streamlining Initiatives). During the third quarter of 2011, the Company ceased contributing to a union-sponsored multi-employer defined benefit pension plan (the “Fund”), which is regulated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Under ERISA, cessation of employer contributions to a multi-employer defined benefit pension plan is likely to trigger an obligation by such employer for a “withdrawal liability” to such plan, with the amount of such withdrawal liability representing the portion of the plan’s underfunding allocable to the withdrawing employer. The Company incurred such a liability in the second quarter of 2011 and recorded a $17.6 million charge to SG&A in the accompanying Consolidated Statement of Operations related to its estimate of the withdrawal liability. Under applicable statutory rules, this withdrawal liability is payable over a period of time, and the Company previously estimated that it would pay such liability in equal quarterly installments over a period of eight to 12 years, with payments anticipated to commence in 2012. In February 2012, the Company was notified by the Fund that the Fund calculated the total withdrawal liability to be $19.1 million, a difference of approximately $1.5 million, and that 17 quarterly payments of $1.2 million are to be made commencing on March 1, 2012, and continuing for four years, with a final payment of $1.0 million on June 1, 2016. In light of the Fund’s notice, the Company recorded an additional charge to SG&A in 2011.

In June 2011, the Company entered into an agreement with Globalluxe Kate Spade HK Limited (“Globalluxe”) to, among other things, reacquire the existing KATE SPADE businesses in Southeast Asia from Globalluxe (see Note 19 — Related Party Transactions).

At December 31, 2011, the Company had entered into short-term commitments for the purchase of raw materials and for the production of finished goods totaling $109.4 million.

The Company is a party to several pending legal proceedings and claims. Although the outcome of any such actions cannot be determined with certainty, management is of the opinion that the final outcome of any of these actions should not have a material adverse effect on the Company’s financial position, results of operations, liquidity or cash flows (see Note 21 — Legal Proceedings).

DEBT AND LINES OF CREDIT	12 Months Ended
Dec. 31, 2011
DEBT AND LINES OF CREDIT
DEBT AND LINES OF CREDIT

NOTE 9:                                             DEBT AND LINES OF CREDIT

Long-term debt consisted of the following:

	December 31, 2011	January 1, 2011
In thousands
5.0% Euro Notes, due July 2013(a)	$157,139	$467,498
6.0% Convertible Senior Notes, due June 2014(b)	60,270	74,542
10.5% Senior Secured Notes, due April 2019(c)	220,085	—
Revolving credit facility	—	22,735
Capital lease obligations	8,821	13,037
Total debt	446,315	577,812
Less: Short-term borrowings(d)	4,476	26,951
Convertible Senior Notes(e)	60,270	74,542
Long-term debt	$381,569	$476,319

(a)

The change in the balance of these euro-denominated notes reflected the repurchase of 228.5 million euro of the Company’s Euro Notes in 2011 and the impact of changes in foreign currency exchange rates.

(b)

The balance at December 31, 2011 and January 1, 2011 represented principal of $69.2 million and $90.0 million, respectively, and an unamortized debt discount of $8.9 million and $15.5 million, respectively.

(c)	The balance at December 31, 2011 reflected the issuance of the Senior Notes on April 7, 2011.

(d)

At December 31, 2011, the balance consisted of obligations under capital leases and at January 1, 2011, the balance consisted primarily of outstanding borrowings under the Company’s amended and restated revolving credit facility and obligations under capital leases.

(e)	The Convertible Notes were reflected as a current liability since they were convertible at December 31, 2011 and January 1, 2011.

Euro Notes

On July 6, 2006, the Company completed the issuance of the 350.0 million euro (or $446.9 million based on the exchange rate in effect on such date) 5.0% Notes (the “Euro Notes”) due July 8, 2013. The net proceeds of the offering were used to refinance the Company’s then outstanding 350.0 million euro 6.625% Notes due August 7, 2006, which were originally issued on August 7, 2001. The Euro Notes are listed on the Luxembourg Stock Exchange and bear interest from and including July 6, 2006, payable annually in arrears on July 8 of each year beginning on July 8, 2007. A portion of the Euro Notes was designated as a hedge of the Company’s net investment in certain of the Company’s euro-denominated functional currency subsidiaries (see Note 11 — Derivative Instruments).

On April 8, 2011, the Company completed a tender offer (the “Tender Offer”), whereby it repurchased 128.5 million euro aggregate principal amount of the Euro Notes for total early tender and consent consideration of 123.1 million euro, plus accrued interest. The Company recognized a $6.5 million pretax gain on the extinguishment of debt in the second quarter of 2011.

On December 15, 2011, the Company repurchased 100.0 million euro aggregate principal amount of the Euro Notes for total consideration of 100.5 million euro, plus accrued interest. The Company recognized a $0.8 million pretax loss on the extinguishment of debt in the fourth quarter of 2011.

Convertible Notes

On June 24, 2009, the Company issued $90.0 million Convertible Notes (the “Convertible Notes”). The Convertible Notes bear interest at a rate of 6.0% per year and mature on June 15, 2014. The Company used the net proceeds from this offering to repay $86.6 million of outstanding borrowings under its amended and restated revolving credit facility.

The Convertible Notes are convertible at an initial conversion rate of 279.6421 shares of the Company’s common stock per $1,000 principal amount of Convertible Notes (representing an initial conversion price of $3.576 per share of common stock), subject to adjustment in certain circumstances. On May 19, 2011, the Company obtained stockholder approval under the rules of the New York Stock Exchange for the issuance of the full amount of common stock issuable upon conversion of the Convertible Notes. As a result of the approval, if the Convertible Notes are surrendered for conversion, the Company may settle the conversion value of each of the Convertible Notes in the form of cash, stock or a combination of cash and stock, at its discretion. Holders may convert the Convertible Notes at their option prior to the close of business on the business day immediately preceding March 15, 2014 only under the following circumstances: (i) during any fiscal quarter commencing after October 3, 2009, if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to $4.2912 (which is 120% of the applicable conversion price) on each applicable trading day; (ii) during the five business day period after any 10 consecutive trading day period in which the trading price per $1,000 principal amount of Convertible Notes for each day of such measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the applicable conversion rate on each such day; or (iii) upon the occurrence of specified corporate events. In addition, on or after March 15, 2014 until the close of business on the third scheduled trading day immediately preceding the maturity date, holders may convert their Convertible Notes at any time, regardless of the foregoing circumstances. As a result of stock price performance, the Convertible Notes were convertible during the fourth quarter of 2011 and are convertible during the first quarter of 2012.

The Company separately accounts for the liability and equity components of the Convertible Notes in a manner that reflects the Company’s nonconvertible debt borrowing rate when interest is recognized in subsequent periods. The Company allocated $20.6 million of the $90.0 million principal amount of the Convertible Notes to the equity component and to debt discount. The debt discount will be amortized into interest expense through June 2014 using the effective interest method. The Company’s effective interest rate on the Convertible Notes is 12.25%. The non-cash interest expense that will be recorded will increase as the Convertible Notes approach maturity and accrete to face value. Interest expense associated with the semi-annual interest payment and non-cash amortization of the debt discount was $9.2 million, $8.8 million and $4.6 million for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, respectively.

On December 21, 2011, a holder of $20.8 million aggregate principal amount of the Convertible Notes converted all of such outstanding Convertible Notes into 6,163,221 shares of the Company’s common stock. The Company paid accrued interest on the holder’s Convertible Notes through the settlement date in cash. The Company allocated $18.3 million of the consideration to the liability component and $5.2 million to the equity component. The Company recognized a $0.5 million pretax loss on the extinguishment of debt in the fourth quarter of 2011.

Senior Notes

On April 7, 2011, the Company completed an offering of $220.0 million 10.5% Senior Secured Notes (the “Senior Notes”). The Senior Notes mature on April 15, 2019 and bear interest, which is payable semi-annually, at a rate of 10.5% per annum. The Company used the net proceeds of $212.9 million from the issuance of the Senior Notes primarily to fund the Tender Offer. The remaining proceeds were used for general corporate purposes. The Senior Notes are guaranteed on a senior secured basis by certain of the Company’s current and future domestic subsidiaries. The Senior Notes and the guarantees are secured on a first-priority basis by a lien on certain of the Company’s trademarks and on a second-priority basis by the other assets of the Company and of the guarantors that secure the Company’s amended and restated revolving credit facility.

The indenture governing the Senior Notes contains provisions that may require the Company to offer to repurchase the Senior Notes at 101% of their aggregate principal amount upon certain defined “Change of Control” events. In addition, the indenture may require that the proceeds from sales of the Company’s assets (subject to various exceptions and the ability of the Company to apply the proceeds to repay indebtedness or reinvest in its business) be used to offer to repurchase the Senior Notes at 100% of their aggregate principal amount. The indenture also contains other standard high-yield debt covenants, which limit the Company’s ability to incur additional indebtedness, incur additional liens, make asset sales, make dividend payments and investments, make payments and other transfers between itself and its subsidiaries, enter into affiliate transactions and merge or consolidate with other entities.

Pursuant to a registration rights agreement executed as part of the offering, the Company agreed, on or before April 7, 2012, (i) to use reasonable best efforts to consummate an exchange offer for new notes registered with the SEC with substantially identical terms; and (ii) if required, to have a shelf registration statement declared effective with respect to resales of the Senior Notes.

Amended and Restated Revolving Credit Facility

In May 2010, the Company completed a second amendment to and restatement of its revolving credit facility (as amended, the “Amended Agreement”). Availability under the Company’s second amended and restated revolving credit facility is the lesser of $350.0 million or a borrowing base that is computed monthly and comprised primarily of the Company’s eligible accounts receivable and inventory. A portion of the funds available under the Amended Agreement not in excess of $200.0 million is available for the issuance of letters of credit, whereby standby letters of credit may not exceed $65.0 million. The amended and restated revolving credit facility is secured by a first priority lien on substantially all of the Company’s assets and includes a $200.0 million multi-currency revolving credit line and a $150.0 million US Dollar credit line. The Amended Agreement allows two borrowing options: one borrowing option with interest rates based on euro currency rates and a second borrowing option with interest rates based on the alternate base rate, as defined in the Amended Agreement, with a spread based on the aggregate availability under the Amended Agreement.

The Amended Agreement restricts the Company’s ability to, among other things, incur indebtedness, grant liens, repurchase stock, issue cash dividends, make investments and acquisitions and sell assets, in each case subject to certain designated exceptions. In addition, the Amended Agreement (i) requires the Company to maintain minimum aggregate borrowing availability of not less than $45.0 million; (ii) requires the Company to apply substantially all cash collections to reduce outstanding borrowings under the Amended Agreement when availability under the Amended Agreement falls below the greater of $65.0 million and 17.5% of the then-applicable aggregate commitments; (iii) adjusts certain interest rate spreads based upon availability; (iv) provides for the inclusion of an intangible asset value of $30.0 million in the borrowing base which declines in value over two years; (v) permitted the incurrence of liens and sale of assets in connection with the grant and exercise of the purchase option under the 2009 license agreement with JCPenney; and (vi) permitted the acquisition of certain joint venture interests and the indebtedness and guarantees by certain parties arising in connection with such acquisition, subject to certain capped amounts and meeting certain borrowing availability tests.

The funds available under the Amended Agreement may be used to refinance or repurchase certain existing debt, provide for working capital and for general corporate purposes and back both trade and standby letters of credit. The Amended Agreement contains customary events of default clauses and cross-default provisions with respect to the Company’s other outstanding indebtedness, including the Euro Notes, the Convertible Notes and Senior Notes. The Amended Agreement will expire in August 2014, provided that in the event that the remaining Euro Notes are not refinanced, purchased or defeased prior to April 8, 2013, then the maturity date shall be April 8, 2013, and in the event that the Convertible Notes are not refinanced, purchased or defeased prior to March 15, 2014, then the maturity date shall be March 15, 2014. In both circumstances, if any such refinancing or extension provides for a maturity date that is earlier than 91 days following August 6, 2014, then the maturity date shall be the date that is 91 days prior to the maturity date of such notes.

In March 2011, the Company entered into an amendment to the Amended Agreement. Among other things, the amendment modified certain prepayment provisions in the Amended Agreement so that the proceeds from the offering of the Senior Notes would not be required to repay outstanding borrowings under the amended and restated revolving credit facility, but instead could be used to fund the Tender Offer and permitted the use of up to $35.0 million for general corporate purposes.

In September 2011, the Company entered into a third amendment to the Amended Agreement. Pursuant to the third amendment, the required lenders consented to the consummation of the MEXX Transaction. In addition, the third amendment provided for the repayment of all outstanding obligations under the $40.0 million Canadian Sublimit (as defined in the Amended Agreement) and the $100.0 million European Sublimit (as defined in the Amended Agreement) and elimination of the European Sublimit on the closing date of the MEXX Transaction. The overall borrowing limit, the Canadian Sublimit and the borrowing base calculations remained otherwise unchanged. Any remaining net proceeds from the MEXX Transaction were used to temporarily repay other outstanding amounts under the amended and restated revolving credit facility.

In November 2011, the Company entered into a fourth amendment to the Amended Agreement. The fourth amendment, among other things, permitted the sale of certain of the Company’s trademarks pursuant to their respective purchase agreements, and allowed the net proceeds of such sales to be used to prepay or repurchase the Company’s existing Euro Notes, Convertible Notes or Senior Notes, subject to certain tests and conditions.

The Company currently believes that the financial institutions under the Amended Agreement are able to fulfill their commitments, although such ability to fulfill commitments will depend on the financial condition of the Company’s lenders at the time of borrowing.

As of December 31, 2011, availability under the Company’s amended and restated revolving credit facility was as follows:

	Total Facility(a)	Borrowing Base(a)	Outstanding Borrowings	Letters of Credit Issued(b)	Available Capacity	Excess Capacity(c)
In thousands
Revolving credit facility(a)	$350,000	$393,827	$—	$33,909	$316,091	$271,091

(a)                                     Availability under the Amended Agreement is the lesser of $350.0 million or a borrowing base comprised primarily of eligible accounts receivable and inventory.

(b)                                     Included $8.0 million of outstanding MEXX letters of credit that were cash collateralized as of the MEXX closing on October 31, 2011.

(c)                                      Excess capacity represents available capacity reduced by the minimum required aggregate borrowing availability under the Amended Agreement of $45.0 million.

Capital Lease

On November 21, 2006, the Company entered into a seven year capital lease with a financial institution totaling $30.6 million. The purpose of the lease was to finance the equipment associated with its distribution facilities in Ohio and Rhode Island, which had been previously financed through the Company’s 2001 synthetic lease, which matured in 2006 (see Note 8 — Commitments and Contingencies). On June 15, 2010, the Company prepaid $1.5 million principal of the capital lease due to the closure of its former distribution center in Rhode Island.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 10:                                      FAIR VALUE MEASUREMENTS

As discussed in Note 1 — Basis of Presentation and Significant Accounting Policies, the Company utilizes a three level hierarchy that defines the assumptions used to measure certain assets and liabilities at fair value.

The following table presents the financial assets and liabilities the Company measures at fair value on a recurring basis, based on such fair value hierarchy:

Level 2
January 1, 2011
In thousands
Financial Assets:
Derivatives	$ —
Financial Liabilities:
Derivatives	$(3,463)

The fair values of the Company’s Level 2 derivative instruments were primarily based on observable forward exchange rates. Unobservable quantitative inputs used in the valuation of the Company’s derivative instruments included volatilities, discount rates and estimated credit losses.

The following table presents the non-financial assets the Company measured at fair value on a non-recurring basis in 2011, based on such fair value hierarchy:

	Net Carrying Value as of December 31,	Fair Value Measured and Recorded at Reporting Date Using:			Total Losses — Year Ended
	2011	Level 1	Level 2	Level 3	December 31, 2011
In thousands
Property and equipment	$21,240	$—	$—	$21,240	$26,480
Intangible assets	—	—	—	—	1,024

As a result of the decisions to close the Company’s Ohio distribution center and exit certain JUICY COUTURE and LUCKY BRAND retail locations, as well as a decline in respective future anticipated cash flows of certain retail locations of JUICY COUTURE and LUCKY BRAND, impairment analyses were performed on the associated property and equipment. The Company determined that a portion of the assets exceeded their fair values, resulting in impairment charges, which were recorded in SG&A on the accompanying Consolidated Statement of Operations.

During 2011, the Company recorded a pretax charge of $222.2 million in Discontinued operations, net of income taxes on the accompanying Consolidated Statement of Operations to reduce the net carrying value primarily of the MEXX, MAC & JAC and Adelington Design Group & Other assets and liabilities to fair value, less costs to dispose.

The following table presents the non-financial assets the Company measured at fair value on a non-recurring basis in 2010, based on such fair value hierarchy:

	Net Carrying Value as of January 1,	Fair Value Measured and Recorded at Reporting Date Using:			Total Losses — Year Ended January 1,
	2011	Level 1	Level 2	Level 3	2011
In thousands
Property and equipment	$4,600	$—	$—	$4,600	$10,508
Intangible assets	—	—	—	—	2,594
Assets held for sale	—	—	—	—	8,018

As a result of the decisions to exit the LIZ CLAIBORNE branded outlet stores in the United States and Puerto Rico and certain LUCKY BRAND retail locations, cease use of certain corporate assets and close a distribution center in 2010, impairment analyses were performed on the associated property and equipment. The Company determined that a portion of the assets exceeded their fair values, resulting in impairment charges, which were recorded in SG&A on the accompanying Consolidated Statement of Operations.

In the second quarter of 2010, the Company recorded non-cash pretax impairment charges of $2.6 million primarily within the Adelington Design Group & Other segment principally related to merchandising rights of the LIZ CLAIBORNE and former licensed DKNY® Jeans brands.

In the third quarter of 2010, the Company determined that the carrying value of the assets held for sale related to its closed Mt. Pocono distribution center exceeded the estimated fair value and recorded a non-cash pretax impairment charge of $8.0 million.

The following table presents the non-financial assets the Company measured at fair value on a non-recurring basis in 2009, based on such fair value hierarchy:

	Net Carrying Value as of January 2,	Fair Value Measured and Recorded at Reporting Date Using:			Total Losses — Year Ended January 2,
	2010	Level 1	Level 2	Level 3	2010
In thousands
Property and equipment	$3,690	$—	$—	$3,690	$28,085
Intangible assets	—	—	—	—	14,222
Assets held for sale	15,070	—	—	15,070	2,472

As a result of the decision to exit certain operational retail formats, an impairment analysis was performed on the associated property and equipment. The Company determined that the carrying value of a portion of such assets exceeded their fair value. The impairments resulted from a decline in respective future anticipated cash flows of certain retail locations of: (i) KATE SPADE; (ii) LUCKY BRAND; (iii) Adelington Design Group & Other; and (iv) JUICY COUTURE, as well as certain corporate software and the Company’s Santa Fe Springs, California and Lincoln, Rhode Island distribution centers.

The fair values of the Company’s Level 3 Property and equipment, Intangible assets and Assets held for sale are based on either a market approach or an income approach using the Company’s forecasted cash flows over the estimated useful lives of such assets, as appropriate.

The fair values and carrying values of the Company’s debt instruments are detailed as follows:

	December 31, 2011		January 1, 2011
	Fair Value	Carrying Value	Fair Value	Carrying Value
In thousands
5.0% Euro Notes, due July 2013(a)	$145,491	$157,139	$397,177	$467,498
6.0% Convertible Senior Notes, due June 2014(a)	174,397	60,270	197,306	74,542
10.5% Senior Secured Notes due April 2019(a)	234,850	220,085	—	—
Revolving credit facility(b)	—	—	22,735	22,735

(a)                                      Carrying values include unamortized debt discount or premium.

(b)                                     Borrowings under the revolving credit facility bear interest based on market rates; accordingly, its fair value approximates its carrying value.

The fair values of the Company’s debt instruments were estimated using market observable inputs, including quoted prices in active markets, market indices and interest rate measurements. Within the hierarchy of fair value measurements, these are Level 2 fair values. The fair values of cash and cash equivalents, receivables and accounts payable approximate their carrying values due to the short-term nature of these instruments.

DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2011
DERIVATIVE INSTRUMENTS
DERIVATIVE INSTRUMENTS

NOTE 11:                                     DERIVATIVE INSTRUMENTS

In order to reduce exposures related to changes in foreign currency exchange rates, the Company previously utilized foreign currency collars and forward contracts for the purpose of hedging the specific exposure to variability in forecasted cash flows associated primarily with inventory purchases mainly by the Company’s former MEXX operations in Europe and Canada. As of December 31, 2011, the Company had no outstanding forward contracts.

The following table summarizes the fair value and presentation in the Consolidated Financial Statements for derivatives designated as hedging instruments:

	Foreign Currency Contracts Designated as Hedging Instruments
	Asset Derivatives			Liability Derivatives
Period	Balance Sheet Location	Notional Amount	Fair Value	Balance Sheet Location	Notional Amount	Fair Value
In thousands
January 1, 2011	Other current assets	$1,500	$—	Accrued expenses	$120,504	$3,463

The following table summarizes the effect of foreign currency exchange contracts on the Consolidated Financial Statements:

	Amount of Gain or (Loss) Recognized in Accumulated OCI on Derivative (Effective Portion)	Location of Gain or (Loss) Reclassified from Accumulated OCI into Operations (Effective and Ineffective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Operations (Effective Portion)	Amount of Gain or (Loss) Recognized in Operations on Derivative (Ineffective Portion)
In thousands
Fiscal year ended December 31, 2011	$(4,482)	Discontinued operations, net of income taxes	$(7,590)	$ —
Fiscal year ended January 1, 2011	3,487	Discontinued operations, net of income taxes	(802)	(282)
Fiscal year ended January 2, 2010	(7,113)	Discontinued operations, net of income taxes	(4,181)	(1,428)

The Company hedged its net investment position in certain euro-denominated functional currency subsidiaries by designating a portion of the outstanding Euro Notes as the hedging instrument in a net investment hedge. To the extent the hedge was effective, related foreign currency translation gains and losses were recorded within Other comprehensive loss. Translation gains and losses related to the ineffective portion of the hedge were recognized in current operations within Other income (expense), net.

As of January 1, 2011, the Company dedesignated an aggregate 230.0 million euro of its outstanding Euro Notes as a hedge of its net investment in certain euro-denominated functional currency subsidiaries.

In connection with the sale of an 81.25% interest in the global MEXX business on October 31, 2011, the Company dedesignated the remaining amount of the Euro Notes that had been previously designated as a hedge of the Company’s net investment in certain euro-denominated functional currency subsidiaries. Accordingly, all foreign currency transaction gains or losses related to the remaining Euro Notes are recorded in earnings beginning on November 1, 2011.

The Company recognized the following foreign currency translation gains (losses) related to the net investment hedge:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands
Effective portion recognized within Accumulated OCI	$(10,216)	$13,095	$(9,418)
Ineffective portion recognized within Other income (expense), net	4,954	21,555	(6,507)

Also, as a result of the sale of an 81.25% interest in the global MEXX business, the Company’s net investment in certain euro-denominated functional currency subsidiaries was substantially liquidated, and the cumulative translation adjustment recognized on the Company’s Euro Notes through October 31, 2011 was written off and included within Loss on disposal of discontinued operations, net of income taxes on the accompanying Consolidated Statement of Operations (see Note 18 — Accumulated Other Comprehensive Loss).

The Company occasionally uses short-term foreign currency forward contracts outside the cash flow hedging program to manage currency risk associated with certain expected transactions. In order to mitigate the exposure related to the Tender Offer, the Company entered into forward contracts to sell $182.0 million for 128.0 million euro, which settled in the second quarter of 2011. During the second quarter of 2011, the Company entered into forward contracts designated as non-hedging derivative instruments maturing in July 2011 to sell $15.7 million for 11.0 million euro. The transaction gains of $2.5 million related to these derivative instruments were reflected within Other income (expense), net for the year ended December 31, 2011.

STREAMLINING INITIATIVES	12 Months Ended
Dec. 31, 2011
STREAMLINING INITIATIVES
STREAMLINING INITIATIVES

NOTE 12:                                      STREAMLINING INITIATIVES

2011 Actions

In the fourth quarter of 2011, the Company commenced additional streamlining initiatives that impacted all of its reportable segments and included rationalization of office space and staff reductions, which are expected to be completed by the end of 2012. In the second quarter of 2011, the Company initiated actions to close its Ohio distribution center, which are expected to be completed in the fourth quarter of 2012. In the first quarter of 2011, the Company initiated actions to reduce staff at JUICY COUTURE. These actions resulted in charges related to contract terminations, severance, asset impairments and other charges.

In the fourth quarter of 2011, the company agreed to terminate its agreement with an affiliate of DKI, which ended the exclusive license agreement for the DKNY® Jeans and DKNY® Active brands. These actions included contract terminations and staff reductions and concluded in the first quarter of 2012.

2010 Actions

The Company continued to consolidate its warehouse operations, which included the closure of its Vernon, California distribution facility in September 2010.

In April 2010, the Company completed an agreement with an affiliate of DKI to terminate its former licensed DKNY® Mens Sportswear operations and close, transfer or repurpose its DKNY® Jeans outlet stores (see Note 16 — Additional Financial Information). These actions included contract terminations, staff reductions and consolidation of office space and were substantially completed by the end of 2010.

2009 Actions

In the first quarter of 2009, the Company entered into a long-term, buying/sourcing agency agreement with Li & Fung. As a result, the Company’s international buying offices were integrated into Li & Fung or reduced to support functions. The Company’s streamlining initiatives related to this action included lease terminations, property and equipment disposals and employee terminations and relocation and were completed during 2009. Expenses associated with this action were partially offset by a payment of $8.0 million received from Li & Fung during the second quarter of 2009.

During the first quarter of 2009, the Company completed the closure of its Mt. Pocono, Pennsylvania distribution center, including staff eliminations and sold the facility in the fourth quarter of 2010.

Also, during the first quarter of 2009, the Company committed to a plan to close or repurpose its Lucky Brand Kids stores, although the Company will continue to offer associated merchandise through other channels. The action included lease terminations and staff reductions and was completed in the fourth quarter of 2009.

In August 2009, the Company initiated additional streamlining initiatives that impacted all of its reportable segments and included rationalization of distribution centers and office space, store closures, staff reductions, including consolidation of certain support and production functions and outsourcing certain corporate functions.

In connection with the license agreements with JCPenney and QVC (see Note 16 — Additional Financial Information), the Company consolidated office space and reduced staff in certain support functions. As a result, the Company incurred charges related to the reduction of leased space, impairments of property and equipment and other assets, severance and other restructuring costs. These actions were completed in the second quarter of 2010.

The Company also initiated actions to consolidate certain warehouse operations, with the closure of its leased Santa Fe Springs, California distribution facility in January 2010 and the closure of its Rhode Island distribution facility in May 2010.

The Company expects to pay approximately $36.8 million of accrued streamlining costs during 2012. A summary rollforward and components of the Company’s streamlining initiatives were as follows:

	Payroll and Related Costs	Contract Termination Costs	Asset Write-Downs	Other Costs	Total
In thousands
Balance at January 3, 2009	$3,791	$13,108	$—	$341	$17,240
2009 provision, net(a)(b)	50,354	31,496	32,762	5,989	120,601
2009 asset write-downs(b)	—	—	(32,762)	—	(32,762)
Translation difference	1	142	—	17	160
2009 spending	(32,548)	(19,847)	—	(5,112)	(57,507)
Balance at January 2, 2010	21,598	24,899	—	1,235	47,732
2010 provision	11,943	28,691	13,616	6,722	60,972
2010 asset write-downs	—	—	(13,616)	—	(13,616)
Translation difference	7	(104)	—	22	(75)
2010 spending	(33,287)	(26,558)	—	(6,285)	(66,130)
Balance at January 1, 2011	261	26,928	—	1,694	28,883
2011 provision	19,981	9,110	19,652	41,358	90,101
2011 asset write-downs	—	—	(19,652)	—	(19,652)
Translation difference	(1)	(10)	—	(8)	(19)
2011 spending	(12,825)	(18,184)	—	(12,115)	(43,124)
Balance at December 31, 2011	$7,416	$17,844	$—	$30,929	$56,189

(a)             Net of the receipt of $8.0 million from Li & Fung.

(b)            Asset write-downs included a non-cash impairment charge of $4.5 million related to LIZ CLAIBORNE merchandising rights (see Note 1 — Basis of Presentation and Significant Accounting Policies).

Expenses associated with the Company’s streamlining actions were primarily recorded in SG&A in the Consolidated Statements of Operations and impacted reportable segments as follows:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands
JUICY COUTURE	$21,200	$13,623	$19,747
LUCKY BRAND	11,978	7,325	18,365
KATE SPADE	5,883	2,516	12,055
International-Based Direct Brands(a)	708	220	873
Adelington Design Group & Other	50,332	37,288	69,561
Total	$90,101	$60,972	$120,601

(a)             Represents allocated corporate charges that were not reported as discontinued operations.

SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION

NOTE 13:             SHARE-BASED COMPENSATION

The Company issues stock options, restricted shares, restricted share units and shares with performance features to employees under share-based compensation plans, which are described herein. The Company recognized share-based compensation expense of $5.8 million, $6.3 million and $8.0 million, excluding amounts related to discontinued operations, for the fiscal years ended December 31, 2011, January 1, 2011 and January 2, 2010, respectively.

Compensation expense for stock options and restricted stock awards is measured at fair value on the date of grant based on the number of shares granted. The fair value of stock options is estimated based on the binominal lattice pricing model; the fair value of restricted shares is based on the quoted market price on the date of the grant. Stock option expense is recognized using the straight-line attribution basis over the entire vesting period of the award. Restricted share, restricted share unit and performance share expense is recognized on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards. Expense is recognized net of estimated forfeitures.

Stock Plans

In March 1992, March 2000, March 2002, March 2005 and May 2011, the Company adopted the “1992 Plan,” the “2000 Plan,” the “2002 Plan,” the “2005 Plan” and the “2011 Plan,” respectively, under which options (both nonqualified options and incentive stock options) to acquire shares of common stock may be granted to officers, other key employees, consultants and outside directors, in each case as selected by the Company’s Compensation Committee (the “Committee”). Payment by option holders upon exercise of an option may be made in cash or, with the consent of the Committee, by delivering previously acquired shares of Company common stock or any other method approved by the Committee. If previously acquired shares are tendered as payment, the shares are subject to a six-month holding period, as well as specific authorization by the Committee. To date, this type of exercise has not been approved or transacted. The Committee has the authority under all of the plans to allow for a cashless exercise option, commonly referred to as a “broker-assisted exercise.” Under this method of exercise, participating employees must make a valid exercise of their stock options through a designated broker. Based on the exercise and information provided by the Company, the broker sells the shares on the open market. The employees receive cash upon settlement, some of which is used to pay the purchase price. Neither the stock-for-stock nor broker-assisted cashless exercise option are generally available to executive officers or directors of the Company. Although there are none currently outstanding, stock appreciation rights may be granted in connection with all or any part of any option granted under the plans and may also be granted without a grant of a stock option. Vesting schedules will be accelerated upon a change of control of the Company. Options and stock appreciation rights generally may not be transferred during the lifetime of a holder.

Awards under the 2002 and 2005 Plans may also be made in the form of dividend equivalent rights, restricted stock, unrestricted stock performance shares and restricted stock units. Exercise prices for awards under the 2000, 2002 and 2005 Plans are determined by the Committee; to date, all stock options have been granted at an exercise price not less than the closing market value of the underlying shares on the date of grant.

Awards granted under plans no longer in use by the Company, including the 2000 and 1992 Plans, remain in effect in accordance with their terms. The 2002 Plan provides for the issuance of up to 9.0 million shares of common stock with respect to options, stock appreciation rights and other awards. The 2002 Plan expires in 2012. The 2005 Plan provides for the issuance of up to 5.0 million shares of common stock with respect to options, stock appreciation rights and other awards. The 2005 Plan expires in 2015. The 2011 Plan provides for the issuance of up to 3.0 million shares of common stock, of which no more than 1.5 million shares may be awarded pursuant to grants of restricted stock, restricted stock units, unrestricted stock and performance shares. The 2011 Plan expires in 2021. As of December 31, 2011, 2.7 million shares were available for future grant under the 2002, 2005 and 2011 Plans.

The Company delivers treasury shares upon the exercise of stock options. The difference between the cost of the treasury shares and the exercise price of the options has been reflected on a first-in, first-out basis.

Stock Options

The Company grants stock options to certain domestic and international employees. These options are subject to transfer restrictions and risk of forfeiture until earned by continuing employment. Stock options are issued at the current market price and have a three-year vesting period and a contractual term of 7-10 years. As of December 31, 2011, the Company has not materially changed the terms of any outstanding awards.

The Company utilizes the Binomial lattice pricing model to estimate the fair value of options granted. The Company believes this model provides the best estimate of fair value due to its ability to incorporate inputs that change over time, such as volatility and interest rates and to allow for actual exercise behavior of option holders.

	Fiscal Years Ended
Valuation Assumptions:	December 31, 2011	January 1, 2011	January 2, 2010
Weighted-average fair value of options granted	$2.75	$3.05	$2.07
Expected volatility	73.0%	56.9% to 58.8%	48.7% to 74.8%
Weighted-average volatility	65.7%	58.4%	66.1%
Expected term (in years)	5.1	5.0	5.2
Dividend yield	—	—	—
Risk-free rate	0.1% to 4.1%	0.3% to 5.3%	0.5% to 5.0%
Expected annual forfeiture	12.0%	12.6%	11.7%

Expected volatilities are based on a term structure of implied volatility, which assumes changes in volatility over the life of an option. The Company utilizes historical optionee behavioral data to estimate the option exercise and termination rates that are used in the valuation model. The expected term represents an estimate of the period of time options are expected to remain outstanding. The expected term provided in the above table represents an option weighted-average expected term based on the estimated behavior of distinct groups of employees who received options in 2011, 2010 and 2009. The range of risk-free rates is based on a forward curve of interest rates at the time of option grant.

A summary of award activity under the Company’s stock option plans as of December 31, 2011 and changes therein during the fiscal year then ended are as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (In thousands)
Outstanding at January 1, 2011	6,897,146	$14.39	4.9	$9,653
Granted	1,812,500	5.04
Exercised	(61,375)	4.95		185
Cancelled/expired	(1,646,033)	17.93
Outstanding at December 31, 2011	7,002,238	$11.22	4.7	$19,206
Vested or expected to vest at December 31, 2011	6,218,832	$11.88	4.6	$17,094
Exercisable at December 31, 2011	3,559,988	$16.71	3.6	$8,552

The total intrinsic value of options exercised was insignificant for the fiscal years ended December 31, 2011, January 1, 2010 and January 2, 2010.

As of December 31, 2011, there were approximately 3.4 million nonvested stock options with a weighted average exercise price of $5.54 and there was $8.2 million of total unrecognized compensation cost related to nonvested stock options granted under the Company’s stock option plans. That expense is expected to be recognized over a weighted average period of 1.9 years. The total fair value of shares vested for the years ended December 31, 2011, January 1, 2011 and January 2, 2010 was $5.9 million, $3.4 million and $4.3 million, respectively.

Restricted Stock

The Company grants restricted shares and restricted share units to certain domestic and international employees. These shares are subject to transfer restrictions and risk of forfeiture until earned by continued employment. These shares generally vest 50% on the second anniversary date from the date of grant and 50% on the third anniversary date from the date of grant. As of December 31, 2011, the Company has not changed the terms of any outstanding awards.

The Company grants performance shares to certain of its employees, including the Company’s executive officers. Performance shares are earned based on the achievement of certain profit return on capital targets aligned with the Company’s strategy. In 2008, the Committee granted performance shares which were evaluated based on the 2008 and 2010 performance period. Based on 2008 and 2010 performance, these shares were deemed unearned and cancelled.

In 2010, the Committee granted 855,000 performance shares to a group of key executives. The performance criteria include certain earnings metrics for consecutive periods through July 2013 with the number of shares to be earned ranging from 0 to 100% of the target amount.

Each of the Company’s non-employee Directors receives an annual grant of shares of common stock with a value of $100,000 as part of an annual retainer for serving on the Board of Directors, with the exception of the Chairman of the Board, who receives an annual grant of shares of common stock with a value of $175,000. Retainer shares are non-transferable until the first anniversary of the grant, with 25% becoming transferable on each of the first and second anniversary of the grant and 50% becoming transferable on the third anniversary, subject to certain exceptions.

A summary of award activity under the Company’s restricted stock plans as of December 31, 2011 and changes therein during the fiscal year then ended are as follows:

	Shares	Weighted Average Grant Date Fair Value
Nonvested stock at January 1, 2011(a)	1,691,591	$9.24
Granted	656,200	5.29
Vested	(306,336)	15.67
Cancelled(b)	(471,354)	9.59
Nonvested stock at December 31, 2011	1,570,101	$6.23
Expected to vest as of December 31, 2011	727,946	$6.27

(a)                                      Includes performance shares granted to a group of key executives with certain performance conditions measured through July 2013.

(b)                                     Includes performance shares granted in the second and third quarters of 2008. These shares were granted to a group of key executives and were subject to certain service and performance conditions, a portion of which were measured as of fiscal 2008 year-end and the remainder were measured at fiscal 2010 year-end. The shares which were contingently issuable based on 2008 and 2010 performance were deemed not earned and cancelled.

The weighted average grant date fair value of restricted shares granted in the years ended December 31, 2011, January 1, 2011 and January 2, 2010 was $5.29, $6.44 and $3.26, respectively.

As of December 31, 2011, there was $2.2 million of total unrecognized compensation cost related to nonvested stock awards granted under the restricted stock plans. That expense is expected to be recognized over a weighted average period of 1.5 years. The total fair value of shares vested during the years ended December 31, 2011, January 1, 2011 and January 2, 2010 was $4.8 million, $8.5 million and $10.2 million, respectively.

PROFIT-SHARING RETIREMENT, SAVINGS AND DEFERRED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2011
PROFIT-SHARING RETIREMENT, SAVINGS AND DEFERRED COMPENSATION PLANS
PROFIT-SHARING RETIREMENT, SAVINGS AND DEFERRED COMPENSATION PLANS

NOTE 14:                                      PROFIT-SHARING RETIREMENT, SAVINGS AND DEFERRED COMPENSATION PLANS

The Company maintains a qualified defined contribution plan for its eligible employees. This plan allows deferred arrangements under section 401(k) of the Internal Revenue Code and may provide for employer-matching contributions. The plan contains provisions for a discretionary profit sharing component, although such a contribution was not made for 2011, 2010 or 2009.

The Company’s aggregate 401(k)/Profit Sharing Plan contribution expense, which is included in SG&A in the accompanying Consolidated Statements of Operations, was $2.1 million in 2011, and was not significant in 2010 and 2009. In July 2010, the Company reinstated its 401(k) match, which was suspended in 2009.

The Company has a non-qualified supplemental retirement plan for certain employees whose benefits under the 401(k)/Profit Sharing Plan are expected to be constrained by the operation of certain Internal Revenue Code limitations. The supplemental plan provides a benefit equal to the difference between the contribution that would be made for an employee under the tax-qualified plan absent such limitations and the actual contribution under that plan. The supplemental plan also allows certain employees to defer up to 50% of their base salary and up to 100% of their annual bonus. The Company established an irrevocable “rabbi” trust to which the Company makes periodic contributions to provide a source of funds to assist in meeting its obligations under the supplemental plan. The principal of the trust and earnings thereon, are to be used exclusively for the participants under the plan, subject to the claims of the Company’s general creditors.

EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER COMMON SHARE
EARNINGS PER COMMON SHARE

NOTE 15:                                      EARNINGS PER COMMON SHARE

The following table sets forth the computation of basic and diluted earnings (loss) per common share:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands, except per share data
Income (loss) from continuing operations	$144,748	$(99,362)	$(123,923)
Net loss attributable to the noncontrolling interest	—	(842)	(681)
Income (loss) from continuing operations attributable to Fifth & Pacific Companies, Inc., basic(a)	144,748	(98,520)	(123,242)
Convertible Notes interest expense(b)	9,166	—	—
Income (loss) from continuing operations attributable to Fifth & Pacific Companies, Inc., diluted(a)	$153,914	$(98,520)	$(123,242)
Basic weighted average shares outstanding	94,664	94,243	93,880
Stock options and nonvested shares(c)(d)	1,020	—	—
Convertible Notes(a)(b)	25,008	—	—
Diluted weighted average shares outstanding(a)(b)(c)(d)	120,692	94,243	93,880
Earnings (loss) per share:
Basic
Income (loss) from continuing operations attributable to Fifth & Pacific Companies, Inc.	$1.53	$(1.05)	$(1.31)
Loss from discontinued operations	(3.34)	(1.62)	(1.95)
Net loss attributable to Fifth & Pacific Companies, Inc.	$(1.81)	$(2.67)	$(3.26)
Diluted
Income (loss) from continuing operations attributable to Fifth & Pacific Companies, Inc.	$1.28	$(1.05)	$(1.31)
Loss from discontinued operations	(2.63)	(1.62)	(1.95)
Net loss attributable to Fifth & Pacific Companies, Inc.	$(1.35)	$(2.67)	$(3.26)

(a)                                      Because the Company incurred a loss from continuing operations for the years ended January 1, 2011 and January 2, 2010, approximately 10.4 million and 2.1 million potentially dilutive shares issuable upon conversion of the Convertible Notes were considered antidilutive for such periods, and were excluded from the computation of diluted loss per share.

(b)                                     Interest expense of $9.2 million and approximately 25.0 million shares issuable upon conversion of the Convertible Notes were considered dilutive and were included in the computation of dilutive loss per share for the fiscal year ended December 31, 2011.

(c)                                      Excludes approximately 0.8 million, 1.0 million and 0.2 million nonvested shares for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, respectively, for which the performance criteria have not yet been achieved.

(d)                                    Because the Company incurred a loss from continuing operations for the fiscal years ended January 1, 2011 and January 2, 2010, outstanding stock options and nonvested shares are antidilutive. Accordingly, for the years ended January 1, 2011 and January 2, 2010, approximately 6.9 million and 4.9 million outstanding stock options, respectively, and approximately 0.7 million and 1.0 million outstanding nonvested shares, respectively, were excluded from the computation of diluted loss per share.

ADDITIONAL FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2011
ADDITIONAL FINANCIAL INFORMATION
ADDITIONAL FINANCIAL INFORMATION

NOTE 16:                                      ADDITIONAL FINANCIAL INFORMATION

Licensing-Related Transactions

In October 2009, the Company entered into a multi-year license agreement with JCPenney, which granted JCPenney an exclusive right and license (subject to pre-existing licenses and certain limited exceptions) to use the LIZ CLAIBORNE, LIZ & CO., CLAIBORNE and CONCEPTS BY CLAIBORNE trademarks with respect to covered product categories and included the worldwide manufacturing of the licensed products and the sale, marketing, merchandising, advertising and promotion of the licensed products in the US and Puerto Rico.

Also in October 2009, the Company entered into a multi-year license agreement with QVC, granting rights (subject to pre-existing licenses) to certain trademarks and other intellectual property rights. QVC has the rights to use the LIZ CLAIBORNE NEW YORK brand with Isaac Mizrahi as creative director on any apparel, accessories, or home categories in its US and international markets. QVC merchandises and sources the product and the Company provides brand management oversight. The agreement provides for the payment to the Company of a royalty based on net sales.

During the fourth quarter of 2011, the Company completed various disposal or sale transactions, including: (i) the sale of the global trademark rights for the LIZ CLAIBORNE family of brands and the trademark rights in the United States and Puerto Rico for the MONET brand to JCPenney for $267.5 million, and (ii) the sale of the DANA BUCHMAN trademark to Kohl’s and the sale of the KENSIE, KENSIE GIRL and MAC & JAC trademarks to an affiliate of Bluestar, for aggregate consideration of $39.8 million.

In connection with these transactions, the Company maintains: (i) an exclusive supplier arrangement to provide JCPenney with LIZ CLAIBORNE and MONET branded jewelry; (ii) a royalty free license through July 2020 for the LIZ CLAIBORNE NEW YORK brand, which is sold exclusively at QVC through the 2009 previously existing license between the Company and QVC; (iii) a royalty-free license through July 2020 to use the LIZWEAR brand to design, manufacture and distribute LIZWEAR-branded products to the club store channel; (iv) an exclusive supplier arrangement to provide Kohl’s with DANA BUCHMAN-branded jewelry for two years; and (v) an exclusive license to produce and sell jewelry under the KENSIE brand name.

On August 11, 2011, the Company amended its long-term license agreement with Elizabeth Arden, Inc. (“Elizabeth Arden”), which included the sale of the trademarks for its former Curve brand and selected other smaller fragrance brands. The amendment also included (i) a lower effective royalty rate associated with the fragrance brands that remain under license, including the JUICY COUTURE and LUCKY BRAND fragrances; (ii) a reduction in the future minimum guaranteed royalties for the term of the license; and (iii) a pre-payment of certain royalties. The Company received $58.4 million in connection with this transaction and recognized a pretax gain on the sale of the trademarks for its former Curve brand and selected other fragrance brands of $15.6 million for the year ended December 31, 2011.

The Company had an exclusive license agreement with an affiliate of Donna Karan International, Inc. (“DKI”) to design, produce, market and sell men’s and women’s jeanswear and activewear and women’s sportswear products in the Western Hemisphere under the “DKNY® Jeans” and “DKNY® Active” marks and logos. On October 11, 2011, the Company agreed to an early termination of the DKNY® Jeans and DKNY® Active license with DKI in exchange for a fee of $8.5 million, including $3.7 million due to DKI in connection with the previously terminated DKNY® Mens Sportswear license. The DKNY® Jeans and DKNY® Active license terminated on January 3, 2012, one year ahead of the scheduled license maturity.

In April 2010, the Company entered into an agreement with DKI, which included the termination of the DKNY® Mens Sportswear license and the transfer of certain outlet stores of its former licensed DKNY® Jeans brand to DKI. In connection with the termination of the DKNY® Mens Sportswear license, the Company recorded a pretax charge of $9.9 million in the year ended January 1, 2011.

Other Income (Expense), Net

Other income (expense), net primarily consisted of (i) foreign currency transaction (losses) gains of $(1.4) million, $25.4 million and $(6.6) million for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, respectively, including the impact of the dedesignation of the hedge of the Company’s investment in certain euro-denominated functional currency subsidiaries, which resulted in the recognition of foreign currency translation gains and losses on the Company’s Euro Notes within earnings; and (ii) equity in earnings of investments in equity investees.

Consolidated Statements of Cash Flows Supplementary Disclosures

During the years ended December 31, 2011, January 1, 2011 and January 2, 2010, the Company received net income tax refunds of $1.3 million, $166.2 million and $99.8 million, respectively. During the years ended December 31, 2011, January 1, 2011 and January 2, 2010, the Company made interest payments of $49.3 million, $33.2 million and $36.2 million, respectively. As of December 31, 2011, January 1, 2011 and January 2, 2010, the Company accrued capital expenditures totaling $6.4 million, $7.6 million and $3.3 million, respectively.

Depreciation and amortization expense in 2011, 2010 and 2009 includes $11.6 million, $21.2 million and $17.3 million, respectively, related to amortization of deferred financing costs.

On December 21, 2011, the Company entered into an agreement with a holder of $20.8 million aggregate principal amount of the Convertible Notes, pursuant to which the holder converted all of such outstanding Convertible Notes into 6,163,221 shares of the Company’s common stock.

During the year ended December 31, 2011, the Company received net proceeds of $309.7 million in connection with the sales of: (i) the global trademark rights for the LIZ CLAIBORNE family of brands and the trademark rights in the US and Puerto Rico for the MONET brand; (ii) the DANA BUCHMAN trademark; and (iii) the sale of the trademarks for the Company’s former Curve fragrance brands and selected other smaller fragrance brands, which are reflected as Proceeds from dispositions on the accompanying Consolidated Statement of Cash Flows.

During 2010 and 2009, the Company paid $24.3 million to Li & Fung and received a payment of $75.0 million from Li & Fung related to a buying/sourcing agreement, respectively, which are included within Increase (decrease) in accrued expenses and other non-current liabilities on the accompanying Consolidated Statements of Cash Flows.

During 2010 and 2009, the Company made business acquisition payments of $5.0 million related to the LUCKY BRAND acquisition.

SEGMENT REPORTING	12 Months Ended
Dec. 31, 2011
SEGMENT REPORTING
SEGMENT REPORTING

NOTE 17:                                      SEGMENT REPORTING

The Company’s segment reporting structure reflects a brand-focused approach, designed to optimize the operational coordination and resource allocation of the Company’s businesses across multiple functional areas including specialty retail, retail outlets, concessions, wholesale apparel, wholesale non-apparel, e-commerce and licensing. During the fourth quarter of 2011, the Company determined that it would disaggregate its former Domestic-Based Direct Brands segment into three reportable segments, JUICY COUTURE, KATE SPADE and LUCKY BRAND. The operations of the Company’s former Partnered Brands segment have become the Company’s Adelington Design Group & Other segment. The four reportable segments described below represent the Company’s brand-based activities for which separate financial information is available and which is utilized on a regular basis by the Company’s CODM to evaluate performance and allocate resources. In identifying the Company’s reportable segments, the Company considers economic characteristics, as well as products, customers, sales growth potential and long-term profitability. As such, the Company configured its operations into the following four reportable segments, each reflecting the different financial missions, cultural profiles and focal points appropriate for these four reportable segments:

·                  JUICY COUTURE segment — consists of the specialty retail, outlet, concession, wholesale apparel, wholesale non-apparel (including accessories, jewelry and handbags), e-commerce and licensing operations of the JUICY COUTURE brand.

·                  KATE SPADE segment — consists of the specialty retail, outlet, wholesale apparel, wholesale non-apparel, e-commerce and licensing operations of the KATE SPADE and JACK SPADE brands.

·                LUCKY BRAND segment — consists of the specialty retail, outlet, wholesale apparel, wholesale non-apparel, e-commerce and licensing operations of LUCKY BRAND.

·                  Adelington Design Group & Other segment — consists of: (i) exclusive arrangements to supply jewelry for the DANA BUCHMAN, LIZ CLAIBORNE and MONET brands; (ii) the wholesale non-apparel operations of the TRIFARI brand and licensed KENSIE brand; (iii) the wholesale apparel and wholesale non-apparel operations of the licensed LIZWEAR brand and other brands; and (iv) the licensed LIZ CLAIBORNE NEW YORK brand.

As discussed in Note 1 — Basis of Presentation and Significant Accounting Policies, on October 31, 2011, the Company completed the sale of 81.25% of its global MEXX business, which was represented by the Company’s former International-Based Direct Brands reportable segment. The operating loss associated with the International-Based Direct Brands segment included allocated corporate expenses that were not reported as discontinued operations and are reflected in the Company’s segment results.

The Company’s Chief Executive Officer has been identified as the CODM. The CODM evaluates performance and allocates resources based primarily on the operating income of each reportable segment. The accounting policies of the Company’s reportable segments are the same as those described in Note 1 — Basis of Presentation and Significant Accounting Policies. There are no inter-segment sales or transfers. The Company also presents its results on a geographic basis based on selling location, between Domestic (wholesale customers, Company-owned specialty retail and outlet stores located in the United States and e-commerce sites) and International (wholesale customers and Company-owned specialty retail, outlet and concession stores located outside of the United States). The Company, as licensor, also licenses to third parties the right to produce and market products bearing certain Company-owned trademarks; the resulting royalty income is included within the results of the associated segment.

	Net Sales	% to Total	Depreciation and Amortization Expense	Operating (Loss) Income	% of Sales	Segment Assets(e)	Expenditures for Long- Lived Assets
Dollars in thousands
Fiscal Year Ended December 31, 2011(a)
JUICY COUTURE	$530,688	35.0%	$32,298	$(9,705)	(1.8)%	$317,622	$16,230
LUCKY BRAND	418,213	27.5%	20,129	(28,909)	(6.9)%	226,885	13,481
KATE SPADE	312,944	20.6%	11,660	19,268	6.2%	270,607	17,346
International-Based Direct Brands	—	—	2,378	(9,968)	—	—	—
Adelington Design Group & Other(b)	256,876	16.9%	19,504	(66,938)	(26.1)%	89,027	30,055
Totals	$1,518,721	100.0%	$85,969	$(96,252)	(6.3)%		$77,112
Fiscal Year Ended January 1, 2011(a)
JUICY COUTURE	$566,762	34.9%	$35,245	$40,227	7.1%	$350,394	$20,923
LUCKY BRAND	386,935	23.8%	19,891	(43,410)	(11.2)%	167,007	17,214
KATE SPADE	184,263	11.4%	9,093	6,175	3.4%	181,569	10,172
International-Based Direct Brands	—	—	6,899	(7,323)	—	320,477	—
Adelington Design Group & Other(c)	485,275	29.9%	25,024	(56,935)	(11.7)%	199,899	16,420
Totals	$1,623,235	100.0%	$96,152	$(61,266)	(3.8)%		$64,729
Fiscal Year Ended January 2, 2010(a)
JUICY COUTURE	$539,893	28.0%	$23,238	$23,764	4.4%		$22,708
LUCKY BRAND	439,583	22.8%	17,047	(24,739)	(5.6)%		10,231
KATE SPADE	141,188	7.3%	7,790	(24,450)	(17.3)%		4,423
International-Based Direct Brands	—	—	1,820	(9,581)	—		—
Adelington Design Group & Other(d)	808,090	41.9%	56,016	(133,173)	(16.5)%		19,096
Totals	$1,928,754	100.0%	$105,911	$(168,179)	(8.7)%		$56,458

(a)                                   Streamlining charges included in the operating income (loss) of each reportable segment are provided in Note 12 —Streamlining Initiatives.

(b)                                   The Adelington Design Group & Other segment operating loss included non-cash impairment charges of $1.0 million related to other intangible assets (see Note 1 — Basis of Presentation and Significant Accounting Policies), of which $0.6 million was recorded within streamlining initiatives.

(c)                                    The Adelington Design Group & Other segment operating loss included non-cash impairment charges of $2.6 million related to other intangible assets (see Note 1 — Basis of Presentation and Significant Accounting Policies), of which $0.4 million was recorded within streamlining initiatives.

(d)                                   The Adelington Design Group & Other segment operating loss included non-cash impairment charges of $14.2 million related to other intangible assets (see Note 1 — Basis of Presentation and Significant Accounting Policies).

(e)                                    Amounts exclude unallocated Corporate assets of $45.9 million and $38.3 million at December 31, 2011 and January 1, 2011, respectively.

GEOGRAPHIC DATA

	Net Sales	% to Total	Depreciation and Amortization Expense	Operating (Loss) Income	% of Sales	Segment Assets(g)	Expenditures for Long- Lived Assets
Dollars in thousands
Fiscal Year Ended December 31, 2011
Domestic(a)	$1,455,407	95.8%	$79,264	$(98,715)	(6.8)%	$827,877	$67,345
International(b)	63,314	4.2%	6,705	2,463	3.9%	76,264	9,767
Totals	$1,518,721	100.0%	$85,969	$(96,252)	(6.3)%		$77,112
Fiscal Year Ended January 1, 2011
Domestic(c)	$1,562,572	96.3%	$86,177	$(63,521)	(4.1)%	$803,109	$60,920
International(d)	60,663	3.7%	9,975	2,255	3.7%	416,237	3,809
Totals	$1,623,235	100.0%	$96,152	$(61,266)	(3.8)%		$64,729
Fiscal Year Ended January 2, 2010
Domestic(e)	$1,866,939	96.8%	$98,177	$(170,631)	(9.1)%		$49,613
International(f)	61,815	3.2%	7,734	2,452	4.0%		6,845
Totals	$1,928,754	100.0%	$105,911	$(168,179)	(8.7)%		$56,458

(a)                                      The Domestic operating loss included: (i) charges totaling $88.4 million related to streamlining initiatives (excluding a non-cash impairment charge of $0.6 million related to DKNY ® merchandising rights) and (ii) non-cash impairment charges of $1.0 million related to other intangible assets (see Note 1 — Basis of Presentation and Significant Accounting Policies).

(b)                                     The International operating income included charges totaling $1.1 million related to streamlining initiatives.

(c)                                      The Domestic operating loss included: (i) charges totaling $59.8 million related to streamlining initiatives (excluding a non-cash impairment charge of $0.4 million related to LIZ CLAIBORNE merchandising rights) and (ii) non-cash impairment charges of $2.6 million related to other intangible assets (see Note 1 — Basis of Presentation and Significant Accounting Policies).

(d)                                     The International operating income included charges totaling $0.7 million related to streamlining initiatives.

(e)                                      The Domestic operating loss included: (i) charges totaling $114.3 million related to streamlining initiatives (excluding a non-cash impairment charge of $4.5 million related to LIZ CLAIBORNE merchandising rights) and (ii) non-cash impairment charges of $14.2 million related to other intangible assets.

(f)                                       The International operating income included charges totaling $1.7 million related to streamlining initiatives.

(g)                                      Amounts exclude unallocated Corporate assets of $45.9 million and $38.3 million December 31, 2011 and January 1, 2011, respectively.

ACCUMULATED OTHER COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2011
ACCUMULATED OTHER COMPREHENSIVE LOSS
ACCUMULATED OTHER COMPREHENSIVE LOSS

NOTE 18:                                      ACCUMULATED OTHER COMPREHENSIVE LOSS

Accumulated other comprehensive loss is comprised of the effects of foreign currency translation, losses on cash flow hedging derivatives and changes in unrealized gains on securities, as detailed below:

In thousands	December 31, 2011	January 1, 2011
Cumulative translation adjustment, net of income taxes of $0 and $(905), respectively	$(6,084)	$(63,971)
Losses on cash flow hedging derivatives, net of income taxes of $0 and $491, respectively	—	(2,617)
Unrealized gains on securities, net of income taxes of $0 and $0, respectively	160	286
Accumulated other comprehensive loss, net of income taxes	$(5,924)	$(66,302)

As discussed in Note 11 — Derivative Instruments, prior to the substantial liquidation of certain euro-denominated functional currency subsidiaries, the Company hedged its net investment position in such subsidiaries by designating a portion of the outstanding Euro Notes as the hedging instrument in a net investment hedge. As discussed in Note 1 — Basis of Presentation and Significant Accounting Policies, the Company sold an 81.25% interest in the global MEXX business on October 31, 2011. That transaction resulted in the liquidation of certain of the Company’s former euro-denominated functional currency subsidiaries and other non-US dollar denominated functional currency subsidiaries. As a result, the Company recorded a charge of $62.2 million within Loss on disposal of discontinued operations on the accompanying Consolidated Statement of Operations, to write off the cumulative translation adjustment related to the liquidated subsidiaries, the Euro Notes and other instruments.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 19:                                      RELATED PARTY TRANSACTIONS

In June 2011, the Company established a joint venture in China with E-Land Fashion China Holdings, Limited. The joint venture is a Hong Kong limited liability company and its purpose is to market and distribute small leather goods and other fashion products and accessories in China under the KATE SPADE brand. The joint venture operates under the name of KS China Co., Limited (“KSC”) for an initial 10 year period and commenced operations in the fourth quarter of 2011. The Company accounts for its 40.0% interest in KSC under the equity method of accounting. The Company made a $2.5 million capital contribution to KSC in the fourth quarter of 2011 and is required to make capital contributions to KSC of $5.0 million in 2012 and $5.5 million in 2013. During the fourth quarter of 2011, KSC reacquired the existing KATE SPADE business in China from Globalluxe.

Additionally, the Company agreed that it or one of its affiliates will reacquire existing KATE SPADE businesses in Southeast Asia in 2014 from Globalluxe, with the purchase price based upon a multiple of Globalluxe’s earnings, subject to a cap of $30.0 million.

On November 20, 2009, the Company and Sanei International Co., LTD established a joint venture under the name of Kate Spade Japan Co., Ltd. (“KSJ”). The joint venture is a Japanese corporation and its purpose is to market and distribute small leather goods and other fashion products and accessories in Japan under the KATE SPADE brand. The Company accounts for its 49.0% interest in KSJ under the equity method of accounting.

As of December 31, 2011 and January 1, 2011, the Company recorded $19.1 million and $13.6 million, respectively, related to its investments in equity investees, which is included in Other assets on the accompanying Consolidated Balance Sheets. In the first quarter of 2010, the Company advanced $4.0 million to KSJ. The Company’s equity in the earnings of its equity investees was $1.7 million and $1.0 million in 2011 and 2010, respectively.

Subsequent to the MEXX Transaction (see Note 1 — Basis of Presentation and Significant Accounting Policies), the Company retains an 18.75% ownership interest in NewCo and accounts for such investment at cost. The Company is required to provide certain transition services to NewCo for a period of up to 24 months and recognized $0.7 million of fees related to such services in 2011. The Company’s cost investment was valued at $10.0 million as of December 31, 2011 and was included in Other assets on the accompanying Consolidated Balance Sheet.

During 2011, 2010 and 2009, the Company paid the law firm Kramer, Levin, Naftalis & Frankel LLP, of which Kenneth P. Kopelman (a Director of the Company) is a partner, fees of $0.1 million, $1.2 million and $1.2 million, respectively, in connection with legal services provided to the Company. The 2011 amount represents less than one percent of such firm’s 2011 fee revenue. The foregoing transactions between the Company and this entity were effected on an arm’s-length basis, with services provided at fair market value.

The Company believes that each of the transactions described above was effected on terms no less favorable to the Company than those that would have been realized in transactions with unaffiliated entities or individuals.

RECENT ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2011
RECENT ACCOUNTING PRONOUNCEMENTS
RECENT ACCOUNTING PRONOUNCEMENTS

NOTE 20:                                      RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, new accounting guidance on fair value measurements was issued, which requires updates to fair value measurement disclosures to conform US GAAP and International Financial Reporting Standards. This guidance includes additional disclosure requirements about Level 3 fair value measurements and is effective for interim and annual periods beginning after December 15, 2011. The adoption of the new guidance will not affect the Company’s financial position, results of operations or cash flows, but will require additional disclosure.

In September 2011, new accounting guidance on testing goodwill for impairment was issued, which permits an initial assessment of qualitative factors to determine whether the existence of events or circumstances leads to the determination that it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining the necessity of performing a quantitative assesment to determine if goodwill is impaired. The amendment is effective for the Company’s 2012 fiscal year beginning on January 1, 2012 and is not expected to affect the Company’s financial position, results of operations or cash flows.

LEGAL PROCEEDINGS	12 Months Ended
Dec. 31, 2011
LEGAL PROCEEDINGS
LEGAL PROCEEDINGS

NOTE 21:                                      LEGAL PROCEEDINGS

A lawsuit captioned LC Footwear, L.L.C., et al. v. L.C. Licensing, Inc., et al., was filed on November 2, 2010 in the Supreme Court of the State of New York, County of New York. The complaint asserted that the Company had, among other things, allegedly breached a license by and among the Company, L.C. Licensing, Inc. and L.C. Footwear, L.L.C. (the “Footwear License Agreement”). The Company sent the plaintiffs a notice of default under the Footwear License Agreement on October 11, 2010. On December 22, 2010, the Company moved to dismiss the complaint in its entirety. In response, plaintiffs filed an amended complaint on January 14, 2011. The amended complaint asserts claims for breach of the Footwear License Agreement and the implied covenant of good faith and fair dealing therein, fraud and brand dilution. Plaintiffs seek both declaratory and injunctive relief, as well as damages of not less than $125.0 million. On February 17, 2011, the Company moved to dismiss the amended complaint in its entirety. On November 16, 2011, the court granted in part and denied in part the Company’s motion to dismiss. The Company believes the remaining allegations in the amended complaint are without merit.

Additionally, on November 4, 2010, plaintiffs moved for a preliminary injunction to enjoin the Company from: (i) interfering with plaintiffs’ purported right to sell merchandise bearing the LIZ CLAIBORNE family of trademarks; (ii) selling (or permitting any third party from selling) merchandise under the LIZ & CO. trademark; and (iii) terminating the Footwear License Agreement. On November 16, 2011, the court granted in part and denied in part plaintiffs’ motion for a preliminary injunction. On December 2, 2011, plaintiffs again moved for a temporary restraining order and a preliminary injunction to prevent the termination of the Footwear License Agreement. On December 16, 2011, the court denied plaintiffs’ motion for a temporary restraining order. A hearing on plaintiffs’ motion for a preliminary injunction is scheduled to begin in early March 2012. The Company believes that there are no grounds for a preliminary injunction to be issued.

On December 15, 2011, the Company appealed the Court’s November 16, 2011 ruling. On January 5, 2012, plaintiffs appealed the Court’s November 16, 2011 ruling.

The Company is a party to several other pending legal proceedings and claims. Although the outcome of such actions cannot be determined with certainty, management is of the opinion that the final outcome of these actions should not have a material adverse effect on the Company’s financial position, results of operations, liquidity or cash flows.

UNAUDITED QUARTERLY RESULTS	12 Months Ended
Dec. 31, 2011
UNAUDITED QUARTERLY RESULTS
UNAUDITED QUARTERLY RESULTS

NOTE 22:                                      UNAUDITED QUARTERLY RESULTS

Unaudited quarterly financial information for 2011 and 2010 is set forth in the table below. Certain amounts related to the first two quarters of 2011 and 2010 have been revised from those previously reported in the Company’s quarterly reports on Form 10-Q in order to present the global MEXX business, the MONET concessions in Europe and the results of KENSIE and MAC & JAC as discontinued operations. Certain amounts related to the third quarters of 2011 and 2010 have been revised from those previously reported in the Company’s quarterly report on Form 10-Q in order to present the remaining MONET concessions in Europe and the results of KENSIE and MAC & JAC as discontinued operations.

	March		June		September		December
	2011	2010	2011	2010	2011	2010	2011	2010
In thousands, except per share data
Net sales	$330,682	$385,495	$360,283	$359,018	$380,693	$419,857	$447,063	$458,865
Gross profit	176,395	172,724	185,668	171,530	206,837	210,900	240,491	236,142
(Loss) income from continuing operations	(53,057)(c)	(25,422)(d)	(53,824)(e)	(47,414)(f)	7,003(g)	(40,744)(h)	244,626(i)	14,218(j)
Loss from discontinued operations, net of income taxes	(43,288)	(46,616)	(36,072)	(39,785)	(221,637)	(22,060)	(15,438)	(44,486)
Net (loss) income	(96,345)	(72,038)	(89,896)	(87,199)	(214,634)	(62,804)	229,188	(30,268)
Net (loss) income attributable to Fifth & Pacific Companies, Inc.	$(96,345)	$(71,780)	$(89,896)	$(86,844)	$(214,634)	$(62,694)	$229,188	$(30,149)
Basic earnings per share:(a)
(Loss) income from continuing operations attributable to Fifth & Pacific Companies, Inc.	$(0.56)	$(0.27)	$(0.57)	$(0.50)	$0.07	$(0.43)	$2.57	$0.15
Loss from discontinued operations	(0.46)	(0.49)	(0.38)	(0.42)	(2.34)	(0.24)	(0.17)	(0.47)
Net (loss) income attributable to Fifth & Pacific Companies, Inc.	$(1.02)	$(0.76)	$(0.95)	$(0.92)	$(2.27)	$(0.67)	$2.40	$(0.32)
Diluted earnings per share:(a)(b)
(Loss) income from continuing operations attributable to Fifth & Pacific Companies, Inc.	$(0.56)	$(0.27)	$(0.57)	$(0.50)	$0.07	$(0.43)	$2.04	$0.13
Loss from discontinued operations	(0.46)	(0.49)	(0.38)	(0.42)	(2.34)	(0.24)	(0.13)	(0.41)
Net (loss) income attributable to Fifth & Pacific Companies, Inc.	$(1.02)	$(0.76)	$(0.95)	$(0.92)	$(2.27)	$(0.67)	$1.91	$(0.28)

(a)

Because the Company incurred a loss from continuing operations in the first two quarters of 2011 and first three quarters 2010, outstanding stock options, nonvested shares and potentially dilutive shares issuable upon conversion of the Convertible Notes are antidilutive for such periods. Accordingly, basic and diluted weighted average shares outstanding are equal for such periods.

(b)

Interest expense of $2.3 million and approximately 24.5 million shares issuable upon conversion of the Convertible Notes for the fourth quarter of 2011 and 12.2 million shares issuable upon conversion of the Convertible Notes for the fourth quarter of 2010 were considered dilutive and were included in the computation of dilutive income (loss) per share. Interest expense of $2.3 million and 25.2 million shares issuable upon conversion of the Convertible Notes in the third quarter of 2011 were considered antidilutive and were excluded from the computation of dilutive income (loss) per share.

(c)	Included pretax expenses related to streamlining initiatives of $3.7 million.

(d)	Included pretax expenses related to streamlining initiatives of $12.6 million.

(e)	Included pretax expenses related to streamlining initiatives of $34.2 million.

(f)

Included pretax expenses related to streamlining initiatives of $26.5 million (excluding a non-cash impairment charge of $0.4 million related to LIZ CLAIBORNE merchandising rights) and a non-cash impairment charge of $2.6 million related to other intangible assets.

(g)

Included (i) a pretax gain of $15.6 million on the sale of the former Curve fragrance brand and selected other smaller fragrance brands and (ii) pretax expenses related to streamlining initiatives of $11.7 million.

(h)	Included pretax expenses related to streamlining initiatives of $15.4 million.

(i)

Included (i) a pretax gain of $271.4 million on the sales of the global trademark rights for the LIZ CLAIBORNE family of brands, the trademark rights in the US and Puerto Rico for MONET and the DANA BUCHMAN trademark and (ii) pretax expenses related to streamlining initiatives of $40.0 million (excluding a non-cash impairment charge of $0.6 million related to former licensed DKNY® Jeans merchandising rights).

(j)	Included pretax expenses related to streamlining initiatives of $6.7 million.

SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2011
SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL INFORMATION
SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL INFORMATION

NOTE 23:             SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL INFORMATION

On April 7, 2011 and June 8, 2012, the Company completed its offerings of Senior Notes. The Senior Notes are jointly and severally, fully and unconditionally guaranteed on a senior secured basis by certain of the Company’s current and future domestic subsidiaries, each of which is 100% owned by Fifth & Pacific Companies, Inc. (the “Parent Company Issuer”). The Senior Notes and the guarantees are secured on a first-priority basis by a lien on certain of the Company’s trademarks and on a second-priority basis by the other assets of the Company and of the guarantors that secure the Company’s Amended Agreement.

The following tables present the Condensed Consolidating Balance Sheets of the Parent Company Issuer, its guarantor subsidiaries and its non-guarantor subsidiaries as of December 31, 2011 and January 1, 2011, the Condensed Consolidating Statements of Operations for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, the Condensed Consolidating Statements of Comprehensive Loss for the years ended December 31, 2011, January 1, 2011 and January 2, 2010 and the Condensed Consolidating Statements of Cash Flows for the years ended December 31, 2011, January 1, 2011 and January 2, 2010.

The accompanying condensed consolidating financial information has been prepared and presented pursuant to SEC Regulation S-X Rule 3-10 and Article 10. The financial information may not necessarily be indicative of results of operations, cash flows or financial position had the guarantor or non-guarantor subsidiaries operated as independent entities.

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEETS

December 31, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.
Assets
Current Assets:
Cash and cash equivalents	$144,783	$20,302	$15,016	$(165)	$179,936
Accounts receivable - trade, net	118	106,253	13,180	-	119,551
Inventories, net	-	184,109	9,234	-	193,343
Deferred income taxes	-	-	165	-	165
Other current assets	25,353	27,347	6,050	-	58,750
Total current assets	170,254	338,011	43,645	(165)	551,745

Property and Equipment, Net	43,123	176,967	18,574	-	238,664
Goodwill and Intangibles, Net	-	116,306	2,567	-	118,873
Investments in Consolidated Subsidiaries	315,151	60,482	-	(375,633)	-
Intercompany Receivable	-	2,290	-	(2,290)	-
Other Assets	8,645	18,106	13,971	-	40,722
Total Assets	$537,173	$712,162	$78,757	$(378,088)	$950,004

Liabilities and Stockholders’ (Deficit) Equity
Current Liabilities:
Short-term borrowings	$4,476	$-	$-	$-	$4,476
Convertible Senior Notes	60,270	-	-	-	60,270
Accounts payable	18,213	112,583	13,429	(165)	144,060
Intercompany payable	25,117	1,668	72,819	(99,604)	-
Accrued expenses	78,502	125,810	13,034	-	217,346
Income taxes payable	-	195	610	-	805
Deferred income taxes	-	-	16	-	16
Total current liabilities	186,578	240,256	99,908	(99,769)	426,973

Long-Term Debt	381,569	-	-	-	381,569
Intercompany Payable	-	-	16,912	(16,912)	-
Other Non-Current Liabilities	78,012	145,607	13,077	-	236,696
Deferred Income Taxes	-	13,300	452	-	13,752
Commitments and Contingencies
Total Stockholders’ (Deficit) Equity	(108,986)	312,999	(51,592)	(261,407)	(108,986)
Total Liabilities and Stockholders’ (Deficit) Equity	$537,173	$712,162	$78,757	$(378,088)	$950,004

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEETS

January 1, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.
Assets
Current Assets:
Cash and cash equivalents	$3,422	$4,206	$23,606	$(8,520)	$22,714
Accounts receivable - trade, net	1,408	141,239	65,434	-	208,081
Inventories, net	1,015	191,956	96,468	-	289,439
Deferred income taxes	-	-	3,916	-	3,916
Intercompany receivable	74,194	-	-	(74,194)	-
Other current assets	30,396	23,018	34,359	-	87,773
Total current assets	110,435	360,419	223,783	(82,714)	611,923

Property and Equipment, Net	62,033	203,774	109,722	-	375,529
Goodwill and Intangibles, Net	-	143,890	84,220	-	228,110
Deferred Income Taxes	-	-	3,217	-	3,217
Investments in Consolidated Subsidiaries	567,431	240,127	-	(807,558)	-
Intercompany Receivable	-	153,585	-	(153,585)	-
Other Assets	11,532	14,819	12,529	-	38,880
Total Assets	$751,431	$1,116,614	$433,471	$(1,043,857)	$1,257,659

Liabilities and Stockholders’ (Deficit) Equity
Current Liabilities:
Short-term borrowings	$25,577	$-	$1,374	$-	$26,951
Convertible Senior Notes	74,542	-	-	-	74,542
Accounts payable	31,567	100,025	72,469	(8,520)	195,541
Intercompany payable	-	11,033	63,100	(74,133)	-
Accrued expenses	74,404	114,766	79,435	-	268,605
Income taxes payable	-	245	2,103	-	2,348
Deferred income taxes	-	4,715	178	-	4,893
Total current liabilities	206,090	230,784	218,659	(82,653)	572,880

Long-Term Debt	476,319	-	-	-	476,319
Intercompany Payable	43,376	-	110,209	(153,585)	-
Other Non-Current Liabilities	47,327	121,039	28,991	-	197,357
Deferred Income Taxes	-	13,075	19,709	-	32,784
Commitments and Contingencies
Total Stockholders’ (Deficit) Equity	(21,681)	751,716	55,903	(807,619)	(21,681)
Total Liabilities and Stockholders’ (Deficit) Equity	$751,431	$1,116,614	$433,471	$(1,043,857)	$1,257,659

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

Fiscal Year Ended December 31, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net Sales	$63,871	$1,391,244	$63,606	$-	$1,518,721
Cost of goods sold	53,995	629,201	26,134	-	709,330
Gross Profit	9,876	762,043	37,472	-	809,391
Selling, general & administrative expenses	235,800	807,559	(19,698)	(119,042)	904,619
Impairment of intangible assets	-	859	165	-	1,024
Operating (Loss) Income	(225,924)	(46,375)	57,005	119,042	(96,252)
Other income (expense), net	3,323	(5,672)	2,631	-	282
Equity in earnings (losses) of consolidated subsidiaries - continuing operations	421,441	39,392	-	(460,833)	-
(Loss) gain on sales of trademarks, net	(62)	287,041	-	-	286,979
Gain on extinguishment of debt, net	5,157	-	-	-	5,157
Interest (expense) income, net	(58,346)	4,001	(2,843)	-	(57,188)
Income (Loss) Before Provision (Benefit) for Income Taxes	145,589	278,387	56,793	(341,791)	138,978
Provision (benefit) for income taxes	841	(5,893)	(718)	-	(5,770)
Income (Loss) from Continuing Operations	144,748	284,280	57,511	(341,791)	144,748
Discontinued operations, net of income taxes	(261,214)	135,066	(190,287)	-	(316,435)
Equity in (losses) earnings of consolidated subsidiaries - discontinued operations, net of income taxes	(55,221)	(164,448)	-	219,669	-
Net (Loss) Income	$(171,687)	$254,898	$(132,776)	$(122,122)	$(171,687)

FIFTH & PACIFIC COMPANIES, INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE LOSS

Fiscal Year Ended December 31, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net (Loss) Income	$(171,687)	$254,898	$(132,776)	$(122,122)	$(171,687)

Other Comprehensive Income (Loss), Net of Income Taxes	60,378	(343,394)	(61,636)	405,030	60,378
Comprehensive (Loss) Income	$(111,309)	$(88,496)	$(194,412)	$282,908	$(111,309)

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

Fiscal Year Ended January 1, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net Sales	$148,628	$1,411,195	$63,412	$-	$1,623,235
Cost of goods sold	117,929	686,630	27,380	-	831,939
Gross Profit	30,699	724,565	36,032	-	791,296
Selling, general & administrative expenses	90,094	728,946	31,035	(107)	849,968
Impairment of intangible assets	-	2,331	263	-	2,594
Operating (Loss) Income	(59,395)	(6,712)	4,734	107	(61,266)
Other income (expense), net	22,370	9,368	(5,049)	-	26,689
Equity in (losses) earnings of consolidated subsidiaries - continuing operations	(6,026)	(9,843)	-	15,869	-
Interest (expense) income, net	(56,120)	21,168	(20,789)	-	(55,741)
(Loss) Income Before Provision for Income Taxes	(99,171)	13,981	(21,104)	15,976	(90,318)
Provision for income taxes	191	6,312	2,541	-	9,044
(Loss) Income from Continuing Operations	(99,362)	7,669	(23,645)	15,976	(99,362)
Discontinued operations, net of income taxes	(5,477)	(22,668)	(124,802)	-	(152,947)
Equity in (losses) earnings of consolidated subsidiaries - discontinued operations, net of income taxes	(147,470)	(130,753)	-	278,223	-
Net (Loss) Income	(252,309)	(145,752)	(148,447)	294,199	(252,309)
Net (loss) income attributable to the noncontrolling interest	(842)	(842)	-	842	(842)
Net (Loss) Income Attributable to Fifth & Pacific Companies, Inc.	$(251,467)	$(144,910)	$(148,447)	$293,357	$(251,467)

FIFTH & PACIFIC COMPANIES, INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE LOSS

Fiscal Year Ended January 1, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net (Loss) Income	$(252,309)	$(145,752)	$(148,447)	$294,199	$(252,309)

Other Comprehensive Income (Loss), Net of Income Taxes	3,069	69,664	(13,340)	(56,324)	3,069
Comprehensive (Loss) Income	(249,240)	(76,088)	(161,787)	237,875	(249,240)
Comprehensive loss (income) attributable to the noncontrolling interest	842	842	-	(842)	842
Comprehensive (Loss) Income Attributable to Fifth & Pacific Companies, Inc.	$(248,398)	$(75,246)	$(161,787)	$237,033	$(248,398)

FIFTH & PACIFIC COMPANIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

Fiscal Year Ended January 2, 2010

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net Sales	$300,598	$1,575,871	$64,632	$(12,347)	$1,928,754
Cost of goods sold	252,802	794,833	38,277	(12,347)	1,073,565
Gross Profit	47,796	781,038	26,355	-	855,189
Selling, general & administrative expenses	142,556	1,102,786	20,958	(259,939)	1,006,361
Goodwill impairment	-	-	2,785	-	2,785
Impairment of other intangible assets	-	13,799	423	-	14,222
Operating (Loss) Income	(94,760)	(335,547)	2,189	259,939	(168,179)
Other (expense) income, net	(27,419)	14,477	6,115	-	(6,827)
Equity in (losses) earnings of consolidated subsidiaries - continuing operations	(6,074)	3,149	-	2,925	-
Interest (expense) income, net	(62,859)	22,198	(18,269)	-	(58,930)
(Loss) Income Before (Benefit) Provision for Income Taxes	(191,112)	(295,723)	(9,965)	262,864	(233,936)
(Benefit) provision for income taxes	(67,189)	(43,487)	663	-	(110,013)
(Loss) Income from Continuing Operations	(123,923)	(252,236)	(10,628)	262,864	(123,923)
Discontinued operations, net of income taxes	(4,369)	(22,299)	(155,819)	-	(182,487)
Equity in (losses) earnings of consolidated subsidiaries - discontinued operations, net of income taxes	(178,118)	(147,522)	-	325,640	-
Net (Loss) Income	(306,410)	(422,057)	(166,447)	588,504	(306,410)
Net (loss) income attributable to the noncontrolling interest	(681)	(681)	-	681	(681)
Net (Loss) Income Attributable to Fifth & Pacific Companies, Inc.	$(305,729)	$(421,376)	$(166,447)	$587,823	$(305,729)

FIFTH & PACIFIC COMPANIES, INC.

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE LOSS

Fiscal Year Ended January 2, 2010

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net (Loss) Income	$(306,410)	$(422,057)	$(166,447)	$588,504	$(306,410)

Other Comprehensive (Loss) Income, Net of Income Taxes	(2,655)	61,707	(9,593)	(52,114)	(2,655)
Comprehensive (Loss) Income	(309,065)	(360,350)	(176,040)	536,390	(309,065)
Comprehensive loss (income) attributable to the noncontrolling interest	681	681	-	(681)	681
Comprehensive (Loss) Income Attributable to Fifth & Pacific Companies, Inc.	$(308,384)	$(359,669)	$(176,040)	$535,709	$(308,384)

FIFTH & PACIFIC COMPANIES, INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

Fiscal Year Ended December 31, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net cash provided by (used in) operating activities	$230,480	$(249,842)	$(6,021)	$8,355	$(17,028)

Cash Flows from Investing Activities:
Purchases of property and equipment	(32,962)	(32,557)	(8,134)	-	(73,653)
Net proceeds from dispositions	-	309,717	-	-	309,717
Payments for in-store merchandise shops	-	(2,942)	(517)	-	(3,459)
Investments in and advances to equity investees	-	(2,506)	-	-	(2,506)
Decrease (increase) in investments in and advances to consolidated subsidiaries	108,477	(86,954)	(21,523)	-	-
Other, net	60	(251)	626	-	435
Net cash provided by investing activities of discontinued operations	-	2,341	75,078	-	77,419
Net cash provided by investing activities	75,575	186,848	45,530	-	307,953

Cash Flows from Financing Activities:
Proceeds from borrowings under revolving credit agreement	651,507	-	-	-	651,507
Repayment of borrowings under revolving credit agreement	(671,907)	-	-	-	(671,907)
Proceeds from issuance of Senior Secured Notes	220,094	-	-	-	220,094
(Decrease) increase in intercompany loans	(99,119)	129,104	(29,985)	-	-
Repayment of Euro Notes	(309,159)	-	-	-	(309,159)
Principal payments under capital lease obligations	(4,216)	-	-	-	(4,216)
Proceeds from exercise of stock options	304	-	-	-	304
Payment of deferred financing fees	(11,000)	-	(168)	-	(11,168)
Other, net	(805)	-	-	-	(805)
Net cash used in financing activities of discontinued operations	-	-	(2,663)	-	(2,663)
Net cash (used in) provided by financing activities	(224,301)	129,104	(32,816)	-	(128,013)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	59,607	(50,014)	(15,283)	-	(5,690)

Net Change in Cash and Cash Equivalents	141,361	16,096	(8,590)	8,355	157,222
Cash and Cash Equivalents at Beginning of Period	3,422	4,206	23,606	(8,520)	22,714
Cash and Cash Equivalents at End of Period	$144,783	$20,302	$15,016	$(165)	$179,936

FIFTH & PACIFIC COMPANIES, INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

Fiscal Year Ended January 1, 2011

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net cash provided by (used in) operating activities	$85,866	$80,177	$(26,072)	$10,670	$150,641

Cash Flows from Investing Activities:
Proceeds from sales of property and equipment	1,119	7,138	-	-	8,257
Purchases of property and equipment	(9,844)	(40,921)	(5,972)	-	(56,737)
Payments for purchases of businesses	(5,000)	-	-	-	(5,000)
Payments for in-store merchandise shops	-	(2,502)	(490)	-	(2,992)
Investments in and advances to equity investees	-	(4,033)	-	-	(4,033)
Decrease (increase) in investments in and advances to consolidated subsidiaries	52,878	(137,586)	84,708	-	-
Dividends received (paid)	70	(70)	-	-	-
Other, net	(779)	793	(697)	-	(683)
Net cash provided by (used in) investing activities of discontinued operations	-	2,456	(28,567)	-	(26,111)
Net cash provided by (used in) investing activities	38,444	(174,725)	48,982	-	(87,299)

Cash Flows from Financing Activities:
Short-term borrowings, net	(1,572)	-	-	-	(1,572)
Proceeds from borrowings under revolving credit agreement	506,940	-	-	-	506,940
Repayment of borrowings under revolving credit agreement	(525,427)	-	-	-	(525,427)
(Decrease) increase in intercompany loans	(89,705)	87,900	1,805	-	-
Principal payments under capital lease obligations	(5,642)	-	-	-	(5,642)
Proceeds from exercise of stock options	24	-	-	-	24
Payment of deferred financing fees	(14,665)	-	-	-	(14,665)
Net cash used in financing activities of discontinued operations	-	-	(23,305)	-	(23,305)
Net cash (used in) provided by financing activities	(130,047)	87,900	(21,500)	-	(63,647)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	5,319	5,573	(8,245)	-	2,647

Net Change in Cash and Cash Equivalents	(418)	(1,075)	(6,835)	10,670	2,342
Cash and Cash Equivalents at Beginning of Period	3,840	5,281	30,441	(19,190)	20,372
Cash and Cash Equivalents at End of Period	$3,422	$4,206	$23,606	$(8,520)	$22,714

FIFTH & PACIFIC COMPANIES, INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

Fiscal Year Ended January 2, 2010

(In thousands)

	Parent Company Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Fifth & Pacific Companies, Inc.

Net cash provided by (used in) operating activities	$20,810	$194,414	$(16,781)	$8,847	$207,290

Cash Flows from Investing Activities:
Purchases of property and equipment	(10,271)	(28,003)	(5,999)	-	(44,273)
Payments for purchases of businesses	(5,000)	-	-	-	(5,000)
Payments for in-store merchandise shops	(20)	(6,438)	(727)	-	(7,185)
Investments in and advances to equity investees	-	(7,237)	-	-	(7,237)
Decrease (increase) in investments in and advances to consolidated subsidiaries	137,920	(141,472)	3,552	-	-
Dividends received (paid)	2,013	(2,013)	-	-	-
Other, net	952	(245)	(111)	-	596
Net cash used in investing activities of discontinued operations	-	(5,072)	(17,664)	-	(22,736)
Net cash provided by (used in) investing activities	125,594	(190,480)	(20,949)	-	(85,835)

Cash Flows from Financing Activities:
Short-term borrowings, net	(193,550)	-	-	-	(193,550)
Proceeds from issuance of Convertible Senior Notes	90,000	-	-	-	90,000
(Decrease) increase in intercompany loans	(17,196)	(14,062)	31,258	-	-
Principal payments under capital lease obligations	(4,361)	-	-	-	(4,361)
Payment of deferred financing fees	(40,836)	-	-	-	(40,836)
Net cash provided by financing activities of discontinued operations	-	-	22,946	-	22,946
Net cash (used in) provided by financing activities	(165,943)	(14,062)	54,204	-	(125,801)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	13,402	9,593	(23,708)	-	(713)

Net Change in Cash and Cash Equivalents	(6,137)	(535)	(7,234)	8,847	(5,059)
Cash and Cash Equivalents at Beginning of Period	9,977	5,816	37,675	(28,037)	25,431
Cash and Cash Equivalents at End of Period	$3,840	$5,281	$30,441	$(19,190)	$20,372

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 24:                                      SUBSEQUENT EVENTS

Effective May 14, 2012, the Company completed its previously announced corporate name change from Liz Claiborne, Inc. to better communicate its strategic focus on growing its three global lifestyle brands (JUICY COUTURE, KATE SPADE and LUCKY BRAND) and reflect the sale of the LIZ CLAIBORNE brand to JCPenney, among other recent transactions. The Company’s stock trades on the New York Stock Exchange (“NYSE”) as Fifth & Pacific Companies, Inc. under the symbol “FNP.”

In the first quarter of 2012, the Company repurchased 40.0 million euro aggregate principal amount of the Euro Notes for total consideration of 40.6 million euro, plus accrued interest. A total of 81.5 million Euro Notes remain outstanding.

SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2011
SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

Fifth & Pacific Companies, Inc. and Subsidiaries

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS

		Additions
In thousands	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions		Balance at End of Period
YEAR ENDED DECEMBER 31, 2011
Accounts receivable — allowance for doubtful accounts	$16,567	$581	$—	$16,808	(a)(b)	$340
Allowance for returns	17,218	114,979	—	124,144		8,053
Allowance for discounts	919	7,071	—	7,421		569
Deferred tax valuation allowance	452,855	41,890	—	—		494,745
YEAR ENDED JANUARY 1, 2011
Accounts receivable — allowance for doubtful accounts	$25,575	$8,046	$—	$17,054	(a)	$16,567
Allowance for returns	23,773	123,914	—	130,469		17,218
Allowance for discounts	2,668	12,746	—	14,495		919
Deferred tax valuation allowance	351,730	101,125	—	—		452,855
YEAR ENDED JANUARY 2, 2010
Accounts receivable — allowance for doubtful accounts	$16,925	$20,299	$—	$11,649	(a)	$25,575
Allowance for returns	32,951	154,452	—	163,630		23,773
Allowance for discounts	4,699	30,450	—	32,481		2,668
Deferred tax valuation allowance	253,102	98,628	—	—		351,730

(a)                                      Uncollectible accounts written off, less recoveries.

(b)                                     Deductions for the year ended December 31, 2011 reflect the sale of an 81.25% interest in the global MEXX business.